UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund, Inc.
(Exact name of registrant as specified in charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of principal executive offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

American Balanced Fund

[photo of a row of trees - a greenhouse in the background]
Annual report for the year ended December 31, 2006

American Balanced Fund® seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Contents

Letter to shareholders	1
The value of a long-term perspective	2
Feature article:
Working together to make investment decisions	4
Summary investment portfolio	10
Financial statements	15
Board of directors and other officers	32
What makes American Funds different?	back cover

Please see pages 2 and 3 for Class A share results with relevant sales charges deducted. Other share class results and important information can be found on page 27.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 to 24 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2007, calculated in accordance with the Securities and Exchange Commission formula, was 2.49% (2.47% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 2.26%.Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for the bond holdings in American Balanced Fund is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings.

American Balanced Fund results*
(yearly returns through December 31)

	Value of	Income	Total
	principal	return	return†

1975 (from July 26)	+2.4%	+3.2%	+5.6%
1976	+20.0	+6.0	+26.0
1977	-4.5	+5.2	+0.7
1978	+0.6	+5.6	+6.2
1979	+1.6	+6.0	+7.6
1980	+7.1	+7.3	+14.4
1981	-3.5	+7.9	+4.4
1982	+20.8	+8.6	+29.4
1983	+8.4	+7.7	+16.1
1984	+2.2	+7.2	+9.4
1985	+22.3	+6.8	+29.1
1986	+10.9	+6.0	+16.9
1987	-2.3	+6.3	+4.0
1988	+6.6	+6.3	+12.9
1989	+14.9	+6.6	+21.5
1990	-7.3	+5.7	-1.6
1991	+18.6	+6.1	+24.7
1992	+4.4	+5.1	+9.5
1993	+6.3	+5.0	+11.3
1994	-4.2	+4.5	+0.3
1995	+22.4	+4.7	+27.1
1996	+9.2	+4.0	+13.2
1997	+17.1	+3.9	+21.0
1998	+7.5	+3.6	+11.1
1999	-0.1	+3.6	+3.5
2000	+12.0	+3.9	+15.9
2001	+4.5	+3.7	+8.2
2002	-9.0	+2.7	-6.3
2003	+20.2	+2.6	+22.8
2004	+6.8	+2.1	+8.9
2005	+0.9	+2.2	+3.1
2006	+9.1	+2.7	+11.8
Average annual total return:			+12.0%

*Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.
† Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.

Fellow shareholders:

[photo of a row of potted plants along a railing]
In 2006, American Balanced Fund provided a total return of 11.8%, slightly better than the 11.6% total return of the Lipper Balanced Funds Index. Stocks, as measured by Standard & Poor’s 500 Composite Index, produced a total return of 15.8%. U.S. investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index, posted a total return of 4.3%. The latter two indexes are unmanaged.

It was a very good year for stocks, with their nearly 16% return exceeding what many investors expected at the beginning of the year. Stocks started the year by moving ahead, but then weakened a bit in the late spring. The second half was a very different story, however, with almost all of the year’s return coming in that period. The market was driven higher by continuing strong corporate earnings, a pause by the Federal Reserve, cooling inflation and falling oil prices.

Toward the end of the year, the economy showed a few signs of slowing led by weakness in housing. Nevertheless, profit margins of most companies continued at extremely high levels. Price competition has been extremely muted and labor costs have been tightly controlled. However, with an inverted yield curve, economic growth seems likely to slow. In that environment, it seems reasonable to expect corporate earnings growth to slow.

In the past year, the fund’s results were helped by energy stocks, which were one of the strongest sectors in the market. While the price of oil fluctuated during the year, it ended 2006 at the same $61 price at which it began it. In a sense, oil stocks may be beginning to catch up with the dramatic increase in the price of the commodity over the past few years. In other sectors, BellSouth helped results considerably. It was one of the fund’s largest positions at the start of the year, and rose 74% as a result of its acquisition by AT&T.

Media stocks, such as Time Warner and Disney, performed very well during the year. In our feature, which begins on page 4, we have used Time Warner as an example of how our equity and fixed-income analysts bring their different perspectives together to inform our understanding of companies.

One of the weakest sectors of the market in 2006 was information technology. While this area typically produces mixed results, which are dependent on individual companies, we had a relatively large exposure during the year, which did not help. We responded to this weakness by adding to the area and feel that information technology is quite reasonably valued given its prospects.

In general, we continue to believe that the best values in the market are still found in the stocks of many large, high-quality companies. These have lagged the market since their dramatic overvaluation in the late 1990s, but began to show some signs of improvement in the second half. As always, of course, our investment process is driven by looking at each security one by one.

While common stocks had an excellent year, bonds provided more modest returns. In the first half, the Federal Reserve raised the federal funds rate four times to 5.25% from 4.25%. Significantly, however, it then paused in June and has remained on “pause” to date. Rates on the 10-year Treasury note rose slightly during the year to 4.71% from 4.39%. Of the fund’s fixed-income portfolio, 41% was invested in mortgage- and asset-backed securities, 34% in corporate bonds and 25% in government obligations. We increased our allocation a bit to mortgage- and asset-backed securities from corporate bonds based on our assessment of relative values. With the Treasury curve still inverted, the bond portfolio remains conservatively positioned with an average maturity of 6.3 years.

It is American Balanced Fund’s policy to have between 50% and 75% invested in common stocks at all times. The percentage will vary based on our judgment of the relative attractiveness of equities, bonds and cash. At year-end, the fund had 65% in stocks, 29% in bonds and 6% in cash, only slightly different from a year ago.

We welcome our new shareholders and thank our long-term investors for their confidence in American Balanced Fund.

Cordially,

/s/ Robert G. O’Donnell
Robert G. O’Donnell
Vice Chairman of the Board
and Principal Executive Officer

/s/ Gregory D. Johnson
Gregory D. Johnson
President

February 6, 2007

For current information about the fund, visit americanfunds.com.

How American Balanced Fund has fared with Capital Research and Management Company as investment adviser

Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.

Average
	Cumulative	annual
	total	total
	return	return

for the period 7/26/1975-12/31/2006

American Balanced Fund	+3,418.9%	+12.0%
Lipper Balanced Funds Index	+2,774.4%	+11.3%
Standard & Poor’s 500
Composite Index	+4,242.6%	+12.7%
Lehman Brothers Aggregate
Bond Index*	+1,263.8%	+8.7%

Figures assume reinvestment of all distributions.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

*The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975.
For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers Government/Corporate Bond Index) was used.

The value of a long-term perspective

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2006.

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

As you can see, the investment grew to $331,559 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the unmanaged stock and bond indexes tracked on the chart.

The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let’s say, for example, that you have reinvested all your distributions and want to know how your investment has done since December 31, 1996. At that time, according to the table, the value of the investment illustrated here was more than $131,000. Since then, it has grown to $331,559. Thus, in the same period, the value of your 1996 investment — regardless of size — has more than doubled.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2006)*

	1 year	5 years	10 years

Class A shares	+5.36%	+6.38%	+9.04%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.61% for Class A shares as of the most recent fiscal year-end. This figure does not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 23 to 24 for details.

[begin mountain chart]
	American Balanced Fund with dividends reinvested[4]	S&P 500 with dividends reinvested[3]	Lehman Brothers Aggregate Bond Index[3,5]
DATE
Initial (7/25/75)	9,425	10,000	10,000
12/31/1975	9,948	10,314	10,558
12/31/1976	12,533	12,782	12,205
12/31/1977	12,620	11,867	12,576
12/31/1978	13,404	12,647	12,751
12/31/1979	14,427	15,001	12,997
12/31/1980	16,498	19,869	13,348
12/31/1981	17,224	18,891	14,182
12/31/1982	22,280	22,961	18,809
12/31/1983	25,869	28,140	20,381
12/31/1984	28,291	29,905	23,468
12/31/1985	36,527	39,393	28,655
12/31/1986	42,690	46,746	33,029
12/31/1987	44,406	49,200	33,940
12/31/1988	50,123	57,349	36,616
12/31/1989	60,915	75,489	41,936
12/31/1990	59,959	73,142	45,694
12/31/1991	74,765	95,378	53,006
12/31/1992	81,853	102,634	56,930
12/31/1993	91,080	112,956	62,480
12/31/1994	91,386	114,442	60,658
12/31/1995	116,179	157,396	71,864
12/31/1996	131,474	193,510	74,473
12/31/1997	159,131	258,048	81,662
12/31/1998	176,846	331,786	88,756
12/31/1999	182,974	401,589	88,027
12/31/2000	211,985	365,037	98,261
12/31/2001	229,339	321,685	106,558
12/31/2002	214,967	250,617	117,485
12/31/2003	264,029	322,463	122,307
12/31/2004	287,587	357,528	127,614
12/31/2005	296,549	375,070	130,713
12/31/2006	331,559	434,261	136,378
[end mountain chart]

Year ended Dec. 31	1975[6]	1976	1977	1978	1979	1980	1981

Total value (dollars in thousands)
Dividends reinvested	$ .3	.6	.7	.7	.8	1.1	1.3
Value at year-end[1]	$ 9.9	12.5	12.6	13.4	14.4	16.5	17.2
AMBAL total return	(0.5)%	26.0	0.7	6.2	7.6	14.4	4.4

Years ended Dec. 31	1982	1983	1984	1985	1986	1987	1988

Total value (dollars in thousands)
Dividends reinvested	1.5	1.7	1.9	1.9	2.2	2.7	2.8
Value at year-end[1]	22.3	25.9	28.3	36.5	42.7	44.4	50.1
AMBAL total return	29.4	16.1	9.4	29.1	16.9	4.0	12.9

Years ended Dec. 31	1989	1990	1991	1992	1993	1994	1995

Total value (dollars in thousands)
Dividends reinvested	3.3	3.5	3.7	3.8	4.1	4.1	4.3
Value at year-end[1]	60.9	60.0	74.8	81.9	91.1	91.4	116.2
AMBAL total return	21.5	(1.6)	24.7	9.5	11.3	0.3	27.1

Years ended Dec. 31	1996	1997	1998	1999	2000	2001	2002

Total value (dollars in thousands)
Dividends reinvested	4.7	5.2	5.8	6.4	7.2	7.8	6.3
Value at year-end[1]	131.5	159.1	176.8	183.0	212.0	229.3	215.0
AMBAL total return	13.2	21.0	11.1	3.5	15.9	8.2	(6.3)

Years ended Dec. 31	2003	2004	2005	2006

Total value (dollars in thousands)
Dividends reinvested	5.6	5.5	6.4	7.9
Value at year-end[1]	264.0	287.6	296.5	331.6
AMBAL total return	22.8	8.9	3.1	11.8

Lifetime average annual total return:11.84

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.
4 Includes reinvested dividends of $115,658 and reinvested capital gain distributions of $104,934.
5 The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers Government/Corporate Bond Index) was used.
6 For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Working together to make investment decisions

How AMBAL’s equity and fixed-income investment analysts combine efforts in the search for stock and bond investments

[photo of a row of trees - a greenhouse in the background]
[Begin Photo Caption]
Bob O’Donnell
[photo of Bob O'Donnell]
[End Photo Caption]

[photo of a persons' arms and hands - holding a flower]
The basic concept of a balanced fund is to provide the investor a diversified portfolio of stocks and bonds. This offers holders of the fund the long-term growth potential of stocks but tempers their volatility with the income and stability of bonds. This is what American Balanced Fund (AMBAL) has sought to do over the 74 years of its existence. In doing so, it is dependent on both our equity and fixed-income analysts who recommend securities for the fund.

At Capital Research and Management Company, the investment adviser to AMBAL, equity and fixed-income research is very closely integrated rather than being viewed as two separate areas. “We benefit greatly from the synthesis of the somewhat different perspectives that stock and bond analysts bring to a company,” says Robert G. O’Donnell, principal executive officer and a portfolio counselor in the fund.

Fixed-income analysts start from an emphasis on cash flow and the ability of the company to repay its debt. Equity analysts tend to look first at the growth potential of a company. In a sense, the bond investor focuses on what can go wrong and the stock investor focuses on what can go right. The combination of their views leads to better decisions.

A close look at how AMBAL’s investment analysts worked together in investing in the stocks and bonds of Time Warner during the past three years shows this process in action. Mark Casey is an equity investment analyst and Ellen Carr is a fixed-income analyst. Both discovered value in Time Warner in 2002 and 2003 after the stock’s collapse.

What was attractive about the stock?

The stockholder perspective: Mark Casey

Mark covers entertainment, media, Internet media, imaging and infrastructure software companies for AMBAL and other American Funds. Prior to joining Capital Research Company in 2000, he was a product manager for a large software company. He holds an M.B.A. from Harvard Business School.

In July 2002, AOL Time Warner stock was selling below $10 a share, an 83% decline from the heady days in early 2000 when the company’s shares were selling at $60 a share. On January 10, 2000, America Online and Time Warner announced their merger, valued then at $350 billion. It was completed on January 11, 2001. The company was the target of shareholder lawsuits and a Securities and Exchange Commission investigation. The lawsuits argued that in the midst of the Internet stock mania, the value of AOL was vastly overstated.

In the wake of the stock’s collapse, the markets sent an intriguing signal about AOL Time Warner: a discrepancy in the way the bond market looked at AOL Time Warner debt. Debt markets were trading AOL Time Warner bonds as junk bonds even though the rating agencies had rated the bonds as investment grade.

Discovering information in bond prices

Why is that important? “There is often more information in bond prices than in stock prices,” Mark says. “Very reasonable people can argue about the price at which a stock should be trading. Should it be trading at 15, 16 or 17 times earnings? But when an average investment-grade bond trading at 6% yield to maturity moves to a yield of 8%, that is a loud signal from the market that investors don’t think this is an investment-grade company. Our equity analysts look at bond prices carefully because they often get a much clearer insight on what the market thinks the company is worth from a bond perspective than they can get from reading stock prices.”

Further research convinced Mark that investors were “overly caught up” in the alleged accounting scandal at AOL, the perceived failure of the AOL acquisition, the SEC investigations and shareholder lawsuits. “Whenever the SEC is investigating a company, investors worry that the outcome will be profoundly negative and that the company will lose a lot of money in a settlement,” Mark says.

[photo of potted plants]
“Many investors were so focused on these developments that they didn’t pay much attention to the company’s fundamentally healthy businesses: the cable networks, cable systems, the movie studio and magazine publishing,” Mark recalls. He became convinced that the cash flows of the good businesses made this an investment-grade company selling at a discounted price. Mark recommended purchase of the stock for AMBAL in mid-2002 in the $11 range. Mark’s analysis turned out to be on target. At the end of 2006, Time Warner closed at $22 a share.

Financial research was the key to understanding AOL Time Warner in 2002 and 2003. “When the market is worried that a company will have serious trouble paying off its debt, it doesn’t matter so much whether the next Harry Potter movie is going to be a hit or whether AOL’s e-mail will become more popular,” Mark says. “It’s more important to understand how much cash these divisions are generating and how much they will generate next year. And it’s vital to discover what value the company may create in forms of financial engineering.”

How does Mark look at a company?

“I take a multiyear perspective and think three to five years into the future. I make my best estimate of what I think a company will be worth at that time, based on how well its businesses will perform, and how well its management will manage those businesses and allocate the capital that those businesses generate. I compare that estimate to what the market’s implied estimate is of what the businesses will be worth.

“If there is a big difference between those — where I think my estimate will be a lot more than the market’s — it’s time to get interested in buying the shares,” Mark says. “When it goes the other way — I think it will be worth a lot less than what the market is implying — that’s the time when you want to sell shares. When it all feels about the same, those are the very tough calls when you have to decide where the preponderance of risk and reward lies.”

Finding the right question

Much of the work of an equity analyst is “figuring out what is the right question to ask,” Mark says. In 2000, Time Warner sold for $60 a share. “In order to buy the stock, you would have had to believe that the company would grow its operating profits by 20% a year for the next several years. Two years later, when the stock had fallen below $10 a share, all you had to believe was that the company wouldn’t go bankrupt and would basically hang in there. You hoped that the company’s profits would at least be flat over the next two years and they would pay down their debt, settle their lawsuits and not go bankrupt. If that scenario happened, the stock could go up.” Those developments, in the main, occurred and the stock did rise, leading to a successful investment for both stockholders and bondholders.

The burden of proof becomes greater when the stock is more highly valued. “In 2000, at $60 a share, you had to believe that the company’s future would be fantastically amazing,” Mark explains. “In the middle of 2002, at $11 a share, all you had to do to buy the stock was to believe that things wouldn’t be a disaster.”

What was attractive about the bond?

The bondholder perspective: Ellen Carr

Ellen formerly covered Time Warner as a fixed-income analyst. She currently covers retail, supermarkets and real estate investment trust companies. Before joining Capital Research Company in 1999, she worked as a business consultant. She holds an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

[Begin Pull Quote]
“I take a multiyear perspective and think three to five years into the future. I make my best estimate of what I think a company will be worth at that time.”
— Mark Casey
[End Pull Quote]

[Begin Photo Caption]
[photo of Mark Casey]
Mark Casey
[End Photo Caption]

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Downside resilience

Since 1975, there have been 10 significant declines in the stock and bond markets. American Balanced Fund has held up better than the stock market in every stock market decline, and better than the bond market in three of four declines. Figures shown below are total returns for the relevant periods.

Significant stock market declines
Period	Stock market	American Balanced Fund	Difference

9/21/76 - 3/6/78	-13.5%	0.0%	+13.5
11/28/80 - 8/12/82	-20.2	+5.5	+25.7
8/25/87 - 12/4/87	-32.8	-19.0	+13.8
7/16/90 - 10/11/90	-19.2	-12.4	+6.8
7/17/98 - 8/31/98	-19.1	-9.1	+10.0
3/24/00 - 10/09/02	-47.4	+4.2	+51.6

Significant bond market declines
Period	Bond market	American Balanced Fund	Difference

12/31/76 - 3/31/80	-2.8%	+8.2%	+11.0
6/30/80 - 9/30/81	-9.0	+5.9	+14.9
4/30/83 - 5/31/84	-0.9	-0.3	-2.1
8/31/93 - 11/30/94	-3.3	+0.2	+3.5

Figures assume reinvestment of all distributions.

Sources: Stocks — S&P 500; Bonds — Lehman Brothers Aggregate Bond Index, a proxy for the U.S. bond market. Stock market declines for periods shown exceeded 15% on a principal basis, excluding dividends. Bond market declines exceeded 10% on a principal basis, excluding interest. There have been periods when the fund has lagged the index.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.
[End Sidebar]

Ellen began recommending the purchase of Time Warner bonds in 2003. As Ellen saw it, the bonds were trading at a fairly wide spread compared to U.S. Treasury bonds for an investment-grade company. “A big part of my decision was figuring out how committed management was to shoring up their balance sheet and keeping their investment-grade rating at all costs,” she says. (AMBAL only invests in bonds rated investment grade.)

Mark and Ellen often talked to top management at AOL Time Warner, participating in joint meetings with company executives and on joint telephone calls to key operating managers. “We are lucky to have both sides of the balance sheet covered. We get good information from each other,” she says. “When times are difficult for a company, equity holders want the same things that bondholders want,” Ellen explains. “The big question is: Will the company make it? If it does, both equity holders and bondholders will do well.”

[Begin Pull Quote]
“We benefit greatly from the synthesis of the somewhat different perspectives that stock and bond analysts bring to a company.”
— Bob O’Donnell
[End Pull Quote]

[Begin Photo Caption]
[photo of Ellen Carr]
Ellen Carr
[End Photo Caption]

[Begin Sidebar]
A historical view of the comparative total returns of stocks, bonds, the Lipper Balanced Funds Index and AMBAL.

Stocks, bonds and balance (July 26, 1975, to December 31, 2006)

Total returns	U.S.	U.S.	Lipper Balanced	American Balanced
(through December 31)	stocks	bonds	Funds Index	Fund

1975 (from July 26)	3.1%	5.6%	3.4%	5.6%
1976	23.9	15.6	26.0	26.0
1977	-7.2	3.0	-0.7	0.7
1978	6.6	1.4	4.8	6.2
1979	18.6	1.9	14.7	7.6
1980	32.5	2.7	19.7	14.4
1981	-4.9	6.2	1.9	4.4
1982	21.5	32.6	30.6	29.4
1983	22.6	8.4	17.4	16.1
1984	6.3	15.1	7.5	9.4
1985	31.7	22.1	29.8	29.1
1986	18.7	15.3	18.4	16.9
1987	5.3	2.8	4.1	4.0
1988	16.6	7.9	11.2	12.9
1989	31.6	14.5	19.7	21.5
1990	-3.1	9.0	0.7	-1.6
1991	30.4	16.0	25.8	24.7
1992	7.6	7.4	7.5	9.5
1993	10.1	9.7	12.0	11.3
1994	1.3	-2.9	-2.0	0.3
1995	37.5	18.5	24.9	27.1
1996	22.9	3.6	13.1	13.2
1997	33.4	9.7	20.3	21.0
1998	28.6	8.7	15.1	11.1
1999	21.0	-0.8	9.0	3.5
2000	-9.1	11.6	2.4	15.9
2001	-11.9	8.4	-3.2	8.2
2002	-22.1	10.3	-10.7	-6.3
2003	28.7	4.1	19.9	22.8
2004	10.9	4.3	9.0	8.9
2005	4.9	2.4	5.2	3.1
2006	15.8	4.3	11.6	11.8

Average annual total returns	12.7%	8.7%	11.3%	12.0%

Volatility	14.7	5.9	9.9	9.3

Figures assume reinvestment of all distributions.

Sources: Stocks — S&P 500; Bonds — Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers Government/Corporate Bond Index) was used.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility calculated by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility. The Lipper Balanced Funds Index is an equally weighted index of 30 U.S. balanced funds.
[End Sidebar]

Understanding real value in the company’s assets

Ellen says she relied on Mark to “understand the real value in the assets that Time Warner owned. A big part of my decision was analyzing whether they had the assets to cover the bondholders if conditions worsened. I became convinced that the company had the assets to cover the bonds with their successful operating businesses.”

Since the investments in 2002 and 2003, Time Warner has recovered. To raise cash to pay down debt, Time Warner sold its music and its CD manufacturing businesses. In September 2003, the company’s board voted to rename the company Time Warner Inc. It also settled many of its shareholder lawsuits. The company maintained its investment-grade rating throughout the difficult years.

How does Ellen approach a fixed-income investment?

“I start by evaluating two criteria: management’s willingness and its ability to maintain or improve the company’s credit profile. On the first point, my equity counterparts are critical in helping me understand the motivations of management. Does the company really need to be investment-grade rated? Financial companies are a good example of this. They need to maintain high ratings to get future access to capital. On the question of ability, my equity counterparts provide the upside perspective on a company’s cash generation potential. As a bondholder, I sometimes err on the side of conservatism, when in fact there are good fundamental reasons to be positive. My equity counterparts keep me from being overly negative.”

[Begin Pull Quote]
“One of our most important competitive advantages is our breadth of analyst coverage. A given company is typically followed by several equity analysts and one fixed-income analyst.” — Ellen Carr
[End Pull Quote]

[photo of potted flowers inside a greenhouse]

[photo of a tulip in a persons' hand]

Stock and bond investors have different interests

Even though Mark and Ellen worked together closely on Time Warner, it doesn’t mean that the interests of stockholders and bondholders are always identical, Bob O’Donnell points out. “Frequently, they are different. For example, investors in a company’s stock often wish to have the company buy back shares and declare cash dividends. On the other hand, bondholders are concerned that the company will go too far in sharing profits with shareholders and could be overly leveraging the company, endangering the rating of the company’s bonds.”

The different investment perspective on companies between AMBAL equity analysts and fixed-income analysts doesn’t bother Ellen. “One of our most important competitive advantages is our breadth of analyst coverage,” Ellen says. “A given company is typically followed by several equity analysts and one fixed-income analyst. Each analyst employs a special set of quantitative and qualitative tools. The result is several independent perspectives on the same company. We may come to similar fundamental conclusions on a company but still diverge on our investment views. Overall, shareholders benefit from the exchange of independent perspectives.”

Summary investment portfolio, December 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Investment mix by security type	(percent of net assets)
Common stocks:	65%
Fixed-income securities:	29
Other assets less liabilities	6
[end pie chart]

		Market	Percent
		value	of net
Common stocks - 65.18%	Shares	(000)	assets

Information technology - 13.61%
Microsoft Corp.	50,520,000	$1,508,527	2.68%
International Business Machines Corp.	10,700,000	1,039,505	1.85
Oracle Corp. (1)	43,200,000	740,448	1.32
Cisco Systems, Inc. (1)	22,005,000	601,397	1.07
Nokia Corp. (ADR)	29,300,000	595,376	1.06
Motorola, Inc.	21,930,000	450,881.80
Intel Corp.	20,500,000	415,125.74
Applied Materials, Inc.	17,338,300	319,892.57
Other securities		1,976,811	3.52
		7,647,962	13.61

Financials - 10.36%
Citigroup Inc.	16,500,000	919,050	1.64
Berkshire Hathaway Inc., Class A (1)	7,590	834,824	1.49
Wells Fargo & Co.	18,050,000	641,858	1.14
Fannie Mae	9,500,000	564,205	1.00
Washington Mutual, Inc.	9,500,000	432,155.77
American International Group, Inc.	5,550,000	397,713.71
Bank of America Corp.	5,500,000	293,645.52
Freddie Mac	3,000,000	203,700.36
Other securities		1,535,237	2.73
		5,822,387	10.36

Industrials - 7.70%
General Electric Co.	22,700,000	844,667	1.50
Northrop Grumman Corp.	7,735,000	523,660.93
United Parcel Service, Inc., Class B	5,550,000	416,139.74
Deere & Co.	3,848,750	365,901.65
Tyco International Ltd.	11,440,000	347,776.62
Other securities		1,828,349	3.26
		4,326,492	7.70

Health care - 7.57%
Medtronic, Inc.	12,100,000	647,471	1.15
Eli Lilly and Co.	12,002,000	625,304	1.11
Abbott Laboratories	9,450,000	460,310.82
Pfizer Inc	14,000,000	362,600.64
Johnson & Johnson	5,100,000	336,702.60
Other securities		1,824,658	3.25
		4,257,045	7.57

Consumer discretionary - 6.62%
Target Corp.	11,850,000	676,042	1.20
Time Warner Inc.	21,800,000	474,804.84
Lowe's Companies, Inc.	14,200,000	442,330.79
Other securities		2,126,590	3.79
		3,719,766	6.62

Energy - 6.37%
Chevron Corp.	12,000,000	882,360	1.57
ConocoPhillips	10,500,000	755,475	1.34
Royal Dutch Shell PLC, Class A (ADR)	10,300,000	729,137	1.30
Exxon Mobil Corp.	6,200,000	475,106.85
Schlumberger Ltd.	5,190,000	327,800.58
Other securities		407,402.73
		3,577,280	6.37

Consumer staples - 5.75%
Altria Group, Inc.	11,800,000	1,012,676	1.80
Wal-Mart Stores, Inc.	16,300,000	752,734	1.34
Coca-Cola Co.	9,250,000	446,312.80
Other securities		1,017,635	1.81
		3,229,357	5.75

Materials - 3.67%
E.I. du Pont de Nemours and Co.	8,500,000	414,035.74
Alcoa Inc.	11,300,000	339,113.60
Weyerhaeuser Co.	4,590,000	324,284.58
International Paper Co.	9,500,000	323,950.57
Other securities		664,124	1.18
		2,065,506	3.67

Telecommunication services - 2.73%
AT&T Inc.	10,625,000	379,844.68
Sprint Nextel Corp., Series 1	18,500,000	349,465.62
Vodafone Group PLC	120,062,500	332,641.59
BellSouth Corp.	6,500,000	306,215.54
Other securities		167,580.30
		1,535,745	2.73

Utilities - 0.47%
Other securities		263,717.47

Miscellaneous - 0.33%
Other common stocks in initial period of acquisition		184,525.33

Total common stocks (cost: $29,078,234,000)		36,629,782	65.18

		Market	Percent
		value	of net
Preferred stocks - 0.49%	Shares	(000)	assets

Financials - 0.49%
Fannie Mae:
Series O, 7.00% (2) (3)	150,000	8,034
Series E, 5.10%	108,000	4,887.02
Other securities		264,384.47

Total preferred stocks (cost: $268,750,000)		277,305.49

		Market	Percent
		value	of net
Convertible securities - 0.02%		(000)	assets

Other - 0.02%
Other securities		13,330.02

Total convertible securities (cost: $11,541,000)		13,330.02

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 28.58%	(000)	(000)	assets

Mortgage-backed obligations (4) - 9.87%
Fannie Mae 0%-11.905% 2010-2042 (3)	$899,988	896,016	1.60
Freddie Mac:
6.00% 2036	324,195	326,575
0%-10.00% 2008-2036 (3)	388,995	371,767	1.24
Other securities		3,951,031	7.03
		5,545,389	9.87

U.S. government & government agency bonds & notes - 6.87%
U.S. Treasury:
5.625% 2008	350,000	353,255
3.875% 2009 (5)	369,342	379,590
4.25% 2013	385,625	376,046
0.875%-10.375% 2007-2029 (5)	1,750,395	1,922,001	5.39
Fannie Mae 5.25%-6.25% 2007-2029	373,125	390,175.70
Federal Home Loan Bank 5.125%-5.625% 2013-2016	143,250	145,383.26
Freddie Mac:
5.75% 2010	€ 3,000	4,189
3.625%-6.25% 2008-2012	$118,000	119,290.22
Other securities		168,074.30
		3,858,003	6.87

Financials - 4.43%
Washington Mutual Preferred Funding I Ltd. 6.534% (undated) (2) (3)	110,500	109,619
Washington Mutual, Inc. 5.00%-5.761% 2007-2017 (3)	103,250	102,014.38
BankAmerica Capital III, BankAmerica Corp., Series 3, 5.944% 2027 (3)	22,500	21,881
MBNA Global Capital Funding, Series B, 6.171% 2027 (3)	18,000	17,979
MBNA America Bank, National Assn. 7.125% 2012	7,650	8,345.09
Citigroup Inc. 4.125%-5.125% 2009-2011	42,000	41,240.07
Wells Fargo & Co. 4.125% 2008	5,000	4,936.01
Other securities		2,183,204	3.88
		2,489,218	4.43

Asset-backed obligations - 1.82%
Other securities		1,021,061	1.82

Consumer discretionary - 1.40%
Time Warner Inc. 5.606% 2009 (3)	10,000	10,014
AOL Time Warner Inc. 6.875%-7.625% 2012-2031	94,125	102,038.20
Other securities		674,909	1.20
		786,961	1.40

Telecommunication services - 1.23%
Other securities		689,472	1.23

Industrials - 0.89%
General Electric Co. 5.00% 2013	23,000	22,774
General Electric Capital Corp. 5.00%-6.00% 2007-2026 (3)	75,000	75,347.17
Other securities		402,766.72
		500,887.89

Utilities - 0.68%
Other securities		384,071.68

Information technology - 0.34%
Cisco Systems, Inc. 5.25% 2011	59,500	59,704.11
Oracle Corp. 5.00% 2011	30,000	29,725.05
Other securities		102,867.18
		192,296.34

Other - 1.05%
Other securities		592,198	1.05

Total bonds & notes (cost: $16,034,831,000)		16,059,556	28.58

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 5.57%	(000)	(000)	assets

Federal Home Loan Bank 5.10%-5.17% due 1/3-3/28/2007	$583,501	580,166	1.03
Bank of America Corp. 5.235%-5.25% due 1/11-3/22/2007	225,000	223,556
Ranger Funding Co. LLC 5.26%-5.30% due 1/31-3/2/2007 (2)	139,500	138,469.64
Variable Funding Capital Corp. 5.23%-5.25% due 1/5-2/2/2007 (2)	314,300	313,441.56
Citigroup Funding Inc. 5.26% due 2/15/2007	75,000	74,496
CAFCO, LLC 5.23%-5.28% due 2/12-2/26/2007 (2)	179,800	178,611.45
Freddie Mac 5.10%-5.144% due 1/16-1/23/2007	99,170	98,883.18
NetJets Inc. 5.18%-5.20% due 1/22-2/8/2007 (2)	66,500	66,178.12
IBM Corp. 5.23% due 2/7/2007 (2)	45,000	44,751.08
Other securities		1,409,462	2.51

Total short-term securities (cost: $3,127,980,000)		3,128,013	5.57

Total investment securities (cost: $48,521,336,000)		56,107,986	99.84
Other assets less liabilities		91,550.16

Net assets		$56,199,536	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $3,993,937,000, which represented 7.11% of the net assets of the fund.
(3) Coupon rate may change periodically.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Index-linked bond whose principal amount moves with a government retail price index.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $48,521,336)		$56,107,986
Cash		2,859
Receivables for:
Sales of investments	$260
Sales of fund's shares	104,100
Dividends and interest	221,955	326,315
		56,437,160
Liabilities:
Payables for:
Purchases of investments	26,151
Repurchases of fund's shares	172,562
Investment advisory services	10,243
Services provided by affiliates	26,527
Deferred directors' compensation	1,591
Other	550	237,624
Net assets at December 31, 2006		$56,199,536

Net assets consist of:
Capital paid in on shares of capital stock		$48,480,848
Undistributed net investment income		135,629
Distributions in excess of net realized gain		(3,812)
Net unrealized appreciation		7,586,871
Net assets at December 31, 2006		$56,199,536

Total authorized capital stock - 5,500,000 shares, $.001 par value (2,957,401 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$35,431,451	1,862,631	$19.02
Class B	5,385,610	283,992	18.96
Class C	5,742,991	303,051	18.95
Class F	1,247,224	65,578	19.02
Class 529-A	1,124,861	59,181	19.01
Class 529-B	310,965	16,367	19.00
Class 529-C	500,560	26,343	19.00
Class 529-E	72,708	3,827	19.00
Class 529-F	27,937	1,470	19.00
Class R-1	82,269	4,343	18.94
Class R-2	1,078,927	56,942	18.95
Class R-3	3,059,138	161,350	18.96
Class R-4	1,723,702	90,722	19.00
Class R-5	411,193	21,604	19.03
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $20.18 and $20.17, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2006	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,349)	$762,114
Interest	920,322	$1,682,436

Fees and expenses(*):
Investment advisory services	127,668
Distribution services	230,740
Transfer agent services	39,367
Administrative services	25,242
Reports to shareholders	1,824
Registration statement and prospectus	1,579
Postage, stationery and supplies	4,310
Directors' compensation	458
Auditing and legal	123
Custodian	535
State and local taxes	1
Other	135
Total fees and expenses before reimbursements/waivers	431,982
Less reimbursements/waivers of fees and expenses:
Investment advisory services	12,767
Administrative services	330
Total fees and expenses after reimbursements/waivers		418,885
Net investment income		1,263,551

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	1,307,074
Non-U.S. currency transactions	(2,640)	1,304,434
Net unrealized appreciation on:
Investments	3,321,062
Non-U.S. currency translations	252	3,321,314
Net realized gain and unrealized appreciation
on investments and non-U.S. currency		4,625,748
Net increase in net assets resulting from operations		$5,889,299

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31,
	2006	2005
Operations:
Net investment income	$1,263,551	$1,033,502
Net realized gain on investments and non-U.S. currency transactions	1,304,434	1,011,254
Net unrealized appreciation (depreciation) on investments and non-U.S. currency translations	3,321,314	(555,692)
Net increase in net assets resulting from operations	5,889,299	1,489,064

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,251,580)	(998,559)
Distributions from net realized gain on investments	(1,174,211)	(957,744)
Total dividends and distributions paid to shareholders	(2,425,791)	(1,956,303)

Capital share transactions	789,477	7,439,777

Total increase in net assets	4,252,985	6,972,538

Net assets:
Beginning of year	51,946,551	44,974,013

End of year (including undistributed net investment income: $135,629 and $121,590, respectively)	$56,199,536	$51,946,551

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Mortgage dollar rolls - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2006, the fund reclassified $79,000 from undistributed net investment income and $129,272,000 from distributions in excess of net realized gain to capital paid in on shares of capital stock. In addition, the fund reclassified $2,147,000 from distributions in excess of net realized gain to undistributed net investment income to align financial reporting with tax reporting.

As of December 31, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$137,613
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through December 31, 2006)*	(143)
Gross unrealized appreciation on investment securities	8,066,478
Gross unrealized depreciation on investment securities	(483,889)
Net unrealized appreciation on investment securities	7,582,589
Cost of investment securities	48,525,397
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2006			Year ended December 31, 2005
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$858,582	$740,326	$1,598,908	$700,690	$607,596	$1,308,286
Class B	94,095	112,812	206,907	75,232	95,859	171,091
Class C	97,563	120,375	217,938	77,277	103,362	180,639
Class F	30,712	25,986	56,698	26,618	22,879	49,497
Class 529-A	25,350	23,369	48,719	17,534	16,639	34,173
Class 529-B	4,814	6,491	11,305	3,267	4,872	8,139
Class 529-C	7,752	10,408	18,160	5,113	7,694	12,807
Class 529-E	1,452	1,511	2,963	977	1,087	2,064
Class 529-F	640	580	1,220	374	348	722
Class R-1	1,254	1,721	2,975	775	1,169	1,944
Class R-2	17,330	22,577	39,907	11,685	16,683	28,368
Class R-3	62,774	63,645	126,419	44,197	46,892	91,089
Class R-4	39,471	35,866	75,337	27,675	26,669	54,344
Class R-5	9,791	8,544	18,335	7,145	5,995	13,140
Total	$1,251,580	$1,174,211	$2,425,791	$998,559	$957,744	$1,956,303

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2006, total investment advisory services fees waived by CRMC were $12,767,000. As a result, the fee shown on the accompanying financial statements of $127,668,000, which was equivalent to an annualized rate of 0.239%, was reduced to $114,901,000, or 0.215% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2006, the total administrative services fees paid by CRMC were $313 and $330,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$84,333	$34,148	Not applicable	Not applicable	Not applicable
Class B	52,195	5,219	Not applicable	Not applicable	Not applicable
Class C	55,602	Included in administrative services	$7,024	$1,245	Not applicable
Class F	3,000		976	129	Not applicable
Class 529-A	1,992		855	157	$1,006
Class 529-B	2,842		241	100	284
Class 529-C	4,544		387	128	455
Class 529-E	327		56	10	66
Class 529-F	-		20	4	24
Class R-1	703		87	30	Not applicable
Class R-2	7,376		1,443	2,957	Not applicable
Class R-3	13,914		3,897	999	Not applicable
Class R-4	3,912		2,268	43	Not applicable
Class R-5	Not applicable		342	9	Not applicable
Total	$230,740	$39,367	$17,596	$5,811	$1,835

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $458,000, shown on the accompanying financial statements, includes $292,000 in current fees (either paid in cash or deferred) and a net increase of $166,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2006
Class A	$5,136,339	279,341	$1,536,857	82,119	$(6,445,634)	(351,004)	$227,562	10,456
Class B	405,315	22,154	197,211	10,532	(735,333)	(40,183)	(132,807)	(7,497)
Class C	805,710	43,982	205,383	10,975	(1,210,047)	(66,245)	(198,954)	(11,288)
Class F	265,909	14,440	49,614	2,652	(384,185)	(20,983)	(68,662)	(3,891)
Class 529-A	212,120	11,530	48,713	2,603	(107,663)	(5,857)	153,170	8,276
Class 529-B	39,884	2,173	11,304	602	(23,188)	(1,265)	28,000	1,510
Class 529-C	100,547	5,470	18,157	966	(65,347)	(3,558)	53,357	2,878
Class 529-E	14,744	802	2,963	158	(8,503)	(462)	9,204	498
Class 529-F	9,066	494	1,220	65	(2,882)	(157)	7,404	402
Class R-1	29,338	1,602	2,941	157	(16,554)	(905)	15,725	854
Class R-2	347,844	19,010	39,876	2,130	(274,833)	(14,992)	112,887	6,148
Class R-3	811,622	44,388	126,394	6,763	(601,436)	(32,810)	336,580	18,341
Class R-4	483,734	26,328	75,327	4,027	(376,900)	(20,596)	182,161	9,759
Class R-5	154,209	8,354	18,207	971	(108,566)	(5,915)	63,850	3,410
Total net increase
(decrease)	$8,816,381	480,068	$2,334,167	124,720	$(10,361,071)	(564,932)	$789,477	39,856

Year ended December 31, 2005
Class A	$7,604,851	425,318	$1,258,878	70,262	$(4,717,042)	(263,357)	$4,146,687	232,223
Class B	745,918	41,889	163,095	9,127	(529,258)	(29,641)	379,755	21,375
Class C	1,375,439	77,246	170,462	9,545	(888,127)	(49,772)	657,774	37,019
Class F	398,797	22,309	43,848	2,448	(303,608)	(16,955)	139,037	7,802
Class 529-A	258,297	14,439	34,170	1,908	(57,668)	(3,213)	234,799	13,134
Class 529-B	51,768	2,897	8,138	454	(12,100)	(674)	47,806	2,677
Class 529-C	118,856	6,649	12,805	715	(37,453)	(2,085)	94,208	5,279
Class 529-E	17,241	964	2,064	115	(4,247)	(236)	15,058	843
Class 529-F	6,078	340	722	40	(1,197)	(67)	5,603	313
Class R-1	33,760	1,894	1,935	108	(14,466)	(811)	21,229	1,191
Class R-2	426,971	23,963	28,349	1,587	(193,753)	(10,853)	261,567	14,697
Class R-3	1,038,261	58,203	91,063	5,097	(395,872)	(22,141)	733,452	41,159
Class R-4	833,009	46,696	54,339	3,036	(265,996)	(14,886)	621,352	34,846
Class R-5	133,802	7,471	13,028	727	(65,380)	(3,647)	81,450	4,551
Total net increase
(decrease)	$13,043,048	730,278	$1,882,896	105,169	$(7,486,167)	(418,338)	$7,439,777	417,109

(*) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $17,327,983,000 and $18,870,641,000, respectively, during the year ended December 31, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 12/31/2006	$17.82	$.47	$1.61	$2.08	$(.47)	$(.41)	$(.88)	$19.02	11.80%	$35,431			.61%		.58%		2.57%
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.12	33,009			.61		.59		2.31
Year ended 12/31/2004	17.29	.39	1.12	1.51	(.36)	(.44)	(.80)	18.00	8.92	29,162			.63		.62		2.23
Year ended 12/31/2003	14.42	.37	2.87	3.24	(.37)	-	(.37)	17.29	22.82	19,951			.67		.67		2.38
Year ended 12/31/2002	15.85	.42	(1.40)	(.98)	(.43)	(.02)	(.45)	14.42	(6.27)	12,405			.70		.70		2.79
Class B:
Year ended 12/31/2006	17.77	.33	1.60	1.93	(.33)	(.41)	(.74)	18.96	10.95	5,386			1.36		1.33		1.82
Year ended 12/31/2005	17.95	.28	.15	.43	(.27)	(.34)	(.61)	17.77	2.37	5,180			1.36		1.34		1.56
Year ended 12/31/2004	17.24	.26	1.12	1.38	(.23)	(.44)	(.67)	17.95	8.15	4,849			1.37		1.37		1.48
Year ended 12/31/2003	14.38	.25	2.86	3.11	(.25)	-	(.25)	17.24	21.90	3,344			1.42		1.42		1.62
Year ended 12/31/2002	15.82	.31	(1.41)	(1.10)	(.32)	(.02)	(.34)	14.38	(7.04)	1,784			1.46		1.46		2.07
Class C:
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	5,743			1.41		1.38		1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.30	5,582			1.42		1.40		1.51
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.02	4,976			1.44		1.44		1.42
Year ended 12/31/2003	14.38	.24	2.87	3.11	(.25)	-	(.25)	17.24	21.84	2,968			1.48		1.48		1.55
Year ended 12/31/2002	15.82	.30	(1.41)	(1.11)	(.31)	(.02)	(.33)	14.38	(7.08)	1,440			1.51		1.51		2.03
Class F:
Year ended 12/31/2006	17.82	.48	1.60	2.08	(.47)	(.41)	(.88)	19.02	11.83	1,247			.59		.57		2.59
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.10	1,238			.63		.61		2.30
Year ended 12/31/2004	17.29	.39	1.11	1.50	(.35)	(.44)	(.79)	18.00	8.88	1,110			.67		.67		2.19
Year ended 12/31/2003	14.42	.36	2.88	3.24	(.37)	-	(.37)	17.29	22.79	659			.69		.69		2.34
Year ended 12/31/2002	15.85	.42	(1.40)	(.98)	(.43)	(.02)	(.45)	14.42	(6.29)	320			.72		.72		2.81
Class 529-A:
Year ended 12/31/2006	17.81	.47	1.60	2.07	(.46)	(.41)	(.87)	19.01	11.76	1,125			.66		.63		2.53
Year ended 12/31/2005	17.99	.40	.15	.55	(.39)	(.34)	(.73)	17.81	3.06	907			.67		.65		2.26
Year ended 12/31/2004	17.28	.38	1.12	1.50	(.35)	(.44)	(.79)	17.99	8.88	679			.69		.68		2.18
Year ended 12/31/2003	14.41	.37	2.87	3.24	(.37)	-	(.37)	17.28	22.87	389			.67		.67		2.36
Period from 2/15/2002 to 12/31/2002	15.82	.37	(1.33)	(.96)	(.43)	(.02)	(.45)	14.41	(6.19)	160			.72	(5)	.72	(5)	2.91	(5)
Class 529-B:
Year ended 12/31/2006	17.80	.31	1.61	1.92	(.31)	(.41)	(.72)	19.00	10.87	311			1.48		1.45		1.70
Year ended 12/31/2005	17.99	.25	.14	.39	(.24)	(.34)	(.58)	17.80	2.15	265			1.51		1.49		1.41
Year ended 12/31/2004	17.28	.23	1.12	1.35	(.20)	(.44)	(.64)	17.99	7.94	219			1.56		1.56		1.30
Year ended 12/31/2003	14.41	.23	2.87	3.10	(.23)	-	(.23)	17.28	21.74	137			1.58		1.58		1.44
Period from 2/15/2002 to 12/31/2002	15.82	.26	(1.33)	(1.07)	(.32)	(.02)	(.34)	14.41	(6.85)	55			1.60	(5)	1.60	(5)	2.04	(5)
Class 529-C:
Year ended 12/31/2006	17.81	.32	1.59	1.91	(.31)	(.41)	(.72)	19.00	10.81	501			1.47		1.44		1.71
Year ended 12/31/2005	17.99	.26	.14	.40	(.24)	(.34)	(.58)	17.81	2.22	418			1.50		1.48		1.42
Year ended 12/31/2004	17.28	.23	1.12	1.35	(.20)	(.44)	(.64)	17.99	7.94	327			1.55		1.55		1.31
Year ended 12/31/2003	14.41	.23	2.87	3.10	(.23)	-	(.23)	17.28	21.76	193			1.57		1.57		1.46
Period from 2/19/2002 to 12/31/2002	15.62	.26	(1.12)	(.86)	(.33)	(.02)	(.35)	14.41	(5.63)	77			1.59	(5)	1.59	(5)	2.05	(5)
Class 529-E:
Year ended 12/31/2006	17.80	.41	1.61	2.02	(.41)	(.41)	(.82)	19.00	11.44	73			.96		.93		2.23
Year ended 12/31/2005	17.98	.35	.14	.49	(.33)	(.34)	(.67)	17.80	2.73	59			.99		.97		1.93
Year ended 12/31/2004	17.28	.32	1.11	1.43	(.29)	(.44)	(.73)	17.98	8.44	45			1.04		1.03		1.83
Year ended 12/31/2003	14.41	.31	2.87	3.18	(.31)	-	(.31)	17.28	22.37	27			1.05		1.05		1.97
Period from 3/5/2002 to 12/31/2002	16.14	.31	(1.76)	(1.45)	(.28)	-	(.28)	14.41	(9.02)	10			1.06	(5)	1.06	(5)	2.60	(5)
Class 529-F:
Year ended 12/31/2006	17.80	.50	1.61	2.11	(.50)	(.41)	(.91)	19.00	11.99	28			.46		.43		2.73
Year ended 12/31/2005	17.98	.42	.15	.57	(.41)	(.34)	(.75)	17.80	3.15	19			.57		.55		2.35
Year ended 12/31/2004	17.27	.37	1.12	1.49	(.34)	(.44)	(.78)	17.98	8.78	14			.79		.78		2.09
Year ended 12/31/2003	14.41	.35	2.86	3.21	(.35)	-	(.35)	17.27	22.63	7			.80		.80		2.16
Period from 9/17/2002 to 12/31/2002	14.18	.13	.21	.34	(.11)	-	(.11)	14.41	2.36	-		(6)	.23		.23		.87

Class R-1:
Year ended 12/31/2006	$17.75	$.32	$1.60	$1.92	$(.32)	$(.41)	$(.73)	$18.94	10.91%	$82			1.41%		1.39%		1.77%
Year ended 12/31/2005	17.94	.27	.13	.40	(.25)	(.34)	(.59)	17.75	2.24	62			1.45		1.42		1.49
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.01	41			1.48		1.46		1.43
Year ended 12/31/2003	14.39	.24	2.86	3.10	(.25)	-	(.25)	17.24	21.77	16			1.52		1.48		1.50
Period from 5/29/2002 to 12/31/2002	15.93	.19	(1.56)	(1.37)	(.17)	-	(.17)	14.39	(8.61)	2			1.83	(5)	1.48	(5)	2.23	(5)
Class R-2:
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	1,079			1.45		1.39		1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.31	902			1.48		1.40		1.51
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.05	648			1.55		1.42		1.45
Year ended 12/31/2003	14.39	.24	2.87	3.11	(.26)	-	(.26)	17.24	21.83	293			1.70		1.44		1.54
Period from 5/21/2002 to 12/31/2002	15.97	.20	(1.60)	(1.40)	(.18)	-	(.18)	14.39	(8.79)	42			1.54	(5)	1.45	(5)	2.30	(5)
Class R-3:
Year ended 12/31/2006	17.77	.41	1.60	2.01	(.41)	(.41)	(.82)	18.96	11.44	3,059			.92		.90		2.26
Year ended 12/31/2005	17.95	.36	.15	.51	(.35)	(.34)	(.69)	17.77	2.83	2,541			.91		.89		2.02
Year ended 12/31/2004	17.25	.34	1.10	1.44	(.30)	(.44)	(.74)	17.95	8.52	1,828			.97		.97		1.94
Year ended 12/31/2003	14.40	.31	2.85	3.16	(.31)	-	(.31)	17.25	22.27	563			1.05		1.05		1.94
Period from 6/4/2002 to 12/31/2002	15.70	.22	(1.32)	(1.10)	(.20)	-	(.20)	14.40	(7.04)	79			1.08	(5)	1.06	(5)	2.67	(5)
Class R-4:
Year ended 12/31/2006	17.80	.47	1.60	2.07	(.46)	(.41)	(.87)	19.00	11.78	1,724			.65		.62		2.53
Year ended 12/31/2005	17.99	.41	.13	.54	(.39)	(.34)	(.73)	17.80	3.03	1,441			.65		.63		2.28
Year ended 12/31/2004	17.28	.39	1.11	1.50	(.35)	(.44)	(.79)	17.99	8.89	830			.67		.66		2.23
Year ended 12/31/2003	14.41	.36	2.88	3.24	(.37)	-	(.37)	17.28	22.81	258			.68		.68		2.28
Period from 6/21/2002 to 12/31/2002	15.32	.24	(.93)	(.69)	(.22)	-	(.22)	14.41	(4.52)	25			.75	(5)	.71	(5)	3.13	(5)
Class R-5:
Year ended 12/31/2006	17.83	.52	1.61	2.13	(.52)	(.41)	(.93)	19.03	12.08	411			.35		.33		2.82
Year ended 12/31/2005	18.01	.46	.15	.61	(.45)	(.34)	(.79)	17.83	3.38	324			.36		.34		2.57
Year ended 12/31/2004	17.30	.44	1.12	1.56	(.41)	(.44)	(.85)	18.01	9.21	246			.37		.36		2.51
Year ended 12/31/2003	14.43	.41	2.87	3.28	(.41)	-	(.41)	17.30	23.16	127			.38		.38		2.62
Period from 5/15/2002 to 12/31/2002	16.07	.30	(1.71)	(1.41)	(.23)	-	(.23)	14.43	(8.77)	26			.39	(5)	.39	(5)	3.27	(5)

	Year ended December 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	34%	35%	25%	32%	41%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of American Balanced Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the “Fund”), including the summary investment portfolio, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 12, 2007

Tax information           unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2006:

Long-term capital gains	$1,213,443,000
Qualified dividend income	771,983,000
Corporate dividends received deduction	624,575,000
U.S. government income that may be exempt from state taxation	117,388,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2006:

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+5.95%	+6.53%	+9.04%
Not reflecting CDSC	+10.95%	+6.84%	+9.04%

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+9.90%	+6.77%	+6.90%
Not reflecting CDSC	+10.90%	+6.77%	+6.90%

Class F shares* — first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+11.83%	+7.63%	+7.74%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+5.32%	—	+6.55%
Not reflecting maximum sales charge	+11.76%	—	+7.85%

Class 529-B shares†— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+5.86%	—	+6.61%
Not reflecting CDSC	+10.87%	—	+6.93%

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+9.81%	—	+7.24%
Not reflecting CDSC	+10.81%	—	+7.24%

Class 529-E shares*†— first sold 3/5/02	+11.44%	—	+6.94%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+11.99%	—	+11.22%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 to 24 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in American Balanced Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.80 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had lower annual expenses (by 0.01 percentage point) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Expense example
 unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006, through December 31, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2006	Ending account value 12/31/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,093.55	$3.06	.58%
Class A -- assumed 5% return	1,000.00	1,022.28	2.96	.58
Class B -- actual return	1,000.00	1,089.74	7.01	1.33
Class B -- assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class C -- actual return	1,000.00	1,089.57	7.27	1.38
Class C -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F -- actual return	1,000.00	1,094.22	3.01	.57
Class F -- assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 529-A -- actual return	1,000.00	1,093.93	3.33	.63
Class 529-A -- assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-B -- actual return	1,000.00	1,088.97	7.63	1.45
Class 529-B -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class 529-C -- actual return	1,000.00	1,088.99	7.58	1.44
Class 529-C -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-E -- actual return	1,000.00	1,092.39	4.90	.93
Class 529-E -- assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-F -- actual return	1,000.00	1,095.08	2.27	.43
Class 529-F -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-1 -- actual return	1,000.00	1,089.66	7.27	1.38
Class R-1 -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2 -- actual return	1,000.00	1,089.55	7.27	1.38
Class R-2 -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-3 -- actual return	1,000.00	1,092.13	4.69	.89
Class R-3 -- assumed 5% return	1,000.00	1,020.72	4.53	.89
Class R-4 -- actual return	1,000.00	1,094.06	3.27	.62
Class R-4 -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5 -- actual return	1,000.00	1,095.48	1.69	.32
Class R-5 -- assumed 5% return	1,000.00	1,023.59	1.63	.32

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2007. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The information, material facts and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed— During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process— The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources— The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a larger family of funds offering a variety of investment objectives.

Other services— The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing conservation of capital, current income, and long-term growth of both capital and income. They reviewed the fund’s absolute investment results, and compared the fund’s total returns with the total returns of the Lipper Balanced Funds Index (the Lipper category that includes the fund), the averages of the funds with at least a five-year record included in that Lipper category as of June 30, 2006, the Standard & Poor’s 500 Composite Index and the Lehman Aggregate Bond Index. The board and the committee noted that, although the fund’s total returns were below these comparative measures (other than the Lehman Aggregate Bond Index) for 2005, they exceeded most of the comparative measures for the first six months of 2006 and for the five- and 10-year periods ended June 30, 2006. The board and the committee also considered the volatility of the fund’s results as well as the investment risks assumed by the fund relative to comparable market indexes and funds.

4. Advisory fees and total expenses

The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of all other funds in the Lipper Balanced Funds Index (excluding funds of funds). The board and the committee observed that the fund’s advisory fees and total expenses had been below the median of all the other funds included in the index for the entire 10-year period ended December 31, 2005. The board and the committee also noted the 10% advisory fee waiver that CRMC put into effect on April 1, 2005.

The board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee also received information during previous periods regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of CRMC’s current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to the investment adviser’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, that each of the factors discussed above supported approval of the agreement, and that approval of the agreement was in the best interests of the fund and its shareholders.

Board of directors and other officers

“Independent” directors
	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Robert A. Fox, 69	1976-1978	Managing General Partner, Fox Investments LP;
	1982	corporate director; retired President and CEO, Foster Farms (poultry producer)

Leonade D. Jones, 59	1993	Co-founder, VentureThink LLC (developed and
Chairman of the Board		managed e-commerce businesses) and Versura Inc.
(Independent and		(education loan exchange); former Treasurer,
Non-Executive)		The Washington Post Company

John M. Lillie, 70	2003	Business consultant; former President, Sequoia Associates LLC (investment firm specializing in medium-size buyouts); former Vice Chairman of the Board, Gap, Inc. (specialty apparel retailing)

John G. McDonald, 69	1975-1978	Stanford Investors Professor, Graduate School of
	1988	Business, Stanford University

Henry E. Riggs, 72	1989	President Emeritus, Keck Graduate Institute of Applied Life Sciences

Isaac Stein, 60	2004	President, Waverley Associates (private investment fund); Chairman Emeritus, Stanford University Board of Trustees

Patricia K. Woolf, Ph.D., 72	1988	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Robert A. Fox, 69	7	Chemtura Corporation

Leonade D. Jones, 59	6	None
Chairman of the Board
(Independent and
Non-Executive)

John M. Lillie, 70	2	None

John G. McDonald, 69	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Henry E. Riggs, 72	4	None

Isaac Stein, 60	2	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Patricia K. Woolf, Ph.D., 72	6	None

James K. Peterson resigned from the board in December 2006. The directors thank Mr. Peterson for his service and dedication to the fund.

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Robert G. O’Donnell, 62	1990	Senior Vice President and Director
Vice Chairman of the Board		Capital Research and Management Company

Paul G. Haaga, Jr., 58	1994	Vice Chairman of the Board, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Robert G. O’Donnell, 62	2
None
Vice Chairman of the Board

Paul G. Haaga, Jr., 58	15
None

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series, Inc.,SM which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Gregory D. Johnson, 43	2003	Senior Vice President, Capital Research Company[5]
President

Hilda L. Applbaum, 46	1999	Senior Vice President, Capital Research Company[5]
Senior Vice President

Abner D. Goldstine, 77	1990	Senior Vice President and Director, Capital Research
Senior Vice President		and Management Company

John H. Smet, 50	2000	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Director, American Funds Distributors, Inc.[5]

Jeffrey T. Lager, 38	2002	Vice President, Capital Research Company[5]
Vice President

Patrick F. Quan, 48	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 33	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

R. Marcia Gould, 52	1994	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Offices

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2006, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
> American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

• American Funds Target Date Retirement SeriesSM

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit. No. MFGEAR-911-0207P

Litho in USA AGD/HN/8050-S7519

Printed on recycled paper

ITEM 2 - Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, San Francisco, California 94120.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s board has determined that John M. Lillie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$65,000
2006	$69,000
b) Audit-Related Fees:
2005	$15,000
2006	$15,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	$6,000
2006	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	$355,000
2006	$708,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	None
2006	9,000
The tax fees consist of consulting services relating to the Registrant’s investments.
d) All Other Fees:
2005	$36,000
2006	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $932,000 for fiscal year 2005 and $1,013,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - American Funds®]

American Balanced Fund®
Investment portfolio

December 31, 2006

Common stocks — 65.18%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 13.61%
Microsoft Corp.	50,520,000	$1,508,527
International Business Machines Corp.	10,700,000	1,039,505
Oracle Corp.[1]	43,200,000	740,448
Cisco Systems, Inc.[1]	22,005,000	601,397
Nokia Corp. (ADR)	29,300,000	595,376
Motorola, Inc.	21,930,000	450,881
Intel Corp.	20,500,000	415,125
Applied Materials, Inc.	17,338,300	319,892
Dell Inc.[1]	9,500,000	238,355
QUALCOMM Inc.	6,000,000	226,740
Analog Devices, Inc.	6,000,000	197,220
Google Inc., Class A1	420,000	193,401
Agilent Technologies, Inc.[1]	5,000,000	174,250
Hewlett-Packard Co.	4,000,000	164,760
Automatic Data Processing, Inc.	3,250,000	160,062
EMC Corp.[1]	11,500,000	151,800
Texas Instruments Inc.	4,250,000	122,400
Yahoo! Inc.[1]	4,750,000	121,315
Electronic Data Systems Corp.	4,200,000	115,710
Nortel Networks Corp. (CAD denominated)[1]	1,835,000	49,286
Nortel Networks Corp.[1]	700,000	18,711
Maxim Integrated Products, Inc.	1,397,800	42,801
		7,647,962

FINANCIALS — 10.36%
Citigroup Inc.	16,500,000	919,050
Berkshire Hathaway Inc., Class A1	7,590	834,824
Wells Fargo & Co.	18,050,000	641,858
Fannie Mae	9,500,000	564,205
Washington Mutual, Inc.	9,500,000	432,155
American International Group, Inc.	5,550,000	397,713
Bank of America Corp.	5,500,000	293,645
Fifth Third Bancorp	7,000,000	286,510
Freddie Mac	3,000,000	203,700
U.S. Bancorp	5,500,000	199,045
Lincoln National Corp.	2,800,000	185,920
SunTrust Banks, Inc.	2,200,000	185,790
Wachovia Corp.	2,900,000	165,155
St. Paul Travelers Companies, Inc.	2,750,000	147,647
Société Générale	850,000	144,224
ING Groep NV	2,702,421	119,768
Marsh & McLennan Companies, Inc.	3,300,000	101,178
		5,822,387

INDUSTRIALS — 7.70%
General Electric Co.	22,700,000	844,667
Northrop Grumman Corp.	7,735,000	523,660
United Parcel Service, Inc., Class B	5,550,000	416,139
Deere & Co.	3,848,750	365,901
Tyco International Ltd.	11,440,000	347,776
Caterpillar Inc.	4,000,000	245,320
Illinois Tool Works Inc.	5,000,000	230,950
United Technologies Corp.	3,630,000	226,948
3M Co.	2,800,000	218,204
Union Pacific Corp.	2,000,000	184,040
General Dynamics Corp.	2,410,000	179,183
Emerson Electric Co.	4,000,000	176,360
Lockheed Martin Corp.	1,600,000	147,312
Parker Hannifin Corp.	1,500,000	115,320
Southwest Airlines Co.	6,835,000	104,712
		4,326,492

HEALTH CARE — 7.57%
Medtronic, Inc.	12,100,000	647,471
Eli Lilly and Co.	12,002,000	625,304
Abbott Laboratories	9,450,000	460,310
Pfizer Inc	14,000,000	362,600
Johnson & Johnson	5,100,000	336,702
Merck & Co., Inc.	6,500,000	283,400
Roche Holding AG	1,558,422	279,431
Bristol-Myers Squibb Co.	10,000,000	263,200
Sanofi-Aventis	2,600,000	239,959
AstraZeneca PLC (ADR)	3,450,000	184,748
CIGNA Corp.	1,129,800	148,648
Aetna Inc.	3,400,000	146,812
Schering-Plough Corp.	6,000,000	141,840
Amgen Inc.[1]	2,000,000	136,620
		4,257,045

CONSUMER DISCRETIONARY — 6.62%
Target Corp.	11,850,000	676,042
Time Warner Inc.	21,800,000	474,804
Lowe’s Companies, Inc.	14,200,000	442,330
Carnival Corp., units	5,350,000	262,417
Best Buy Co., Inc.	5,100,000	250,869
Toyota Motor Corp.	3,500,000	234,118
Home Depot, Inc.	5,500,000	220,880
Walt Disney Co.	6,000,000	205,620
Gannett Co., Inc.	2,800,000	169,288
Koninklijke Philips Electronics NV	4,250,000	160,205
CBS Corp., Class B	5,000,000	155,900
Magna International Inc., Class A	1,750,000	140,962
Carnival PLC	2,555,000	129,470
Viacom Inc., Class B1	2,500,000	102,575
Sony Corp.	2,200,000	94,286
		3,719,766

ENERGY — 6.37%
Chevron Corp.	12,000,000	882,360
ConocoPhillips	10,500,000	755,475
Royal Dutch Shell PLC, Class A (ADR)	10,300,000	729,137
Exxon Mobil Corp.	6,200,000	475,106
Schlumberger Ltd.	5,190,000	327,800
TOTAL SA (ADR)	2,135,000	153,549
EnCana Corp.	3,000,000	138,228
Marathon Oil Corp.	1,250,000	115,625
		3,577,280

CONSUMER STAPLES — 5.75%
Altria Group, Inc.	11,800,000	1,012,676
Wal-Mart Stores, Inc.	16,300,000	752,734
Coca-Cola Co.	9,250,000	446,312
Walgreen Co.	5,000,000	229,450
Avon Products, Inc.	5,700,000	188,328
Anheuser-Busch Companies, Inc.	2,800,000	137,760
H.J. Heinz Co.	2,750,000	123,778
Unilever NV (New York registered)	4,500,000	122,625
PepsiCo, Inc.	1,800,000	112,590
General Mills, Inc.	1,790,000	103,104
		3,229,357

MATERIALS — 3.67%
E.I. du Pont de Nemours and Co.	8,500,000	414,035
Alcoa Inc.	11,300,000	339,113
Weyerhaeuser Co.	4,590,000	324,284
International Paper Co.	9,500,000	323,950
Dow Chemical Co.	7,000,000	279,580
Rohm and Haas Co.	2,775,000	141,858
Bayer AG	2,525,000	135,458
Alcan Inc.	2,200,000	107,228
		2,065,506

TELECOMMUNICATION SERVICES — 2.73%
AT&T Inc.	10,625,000	379,844
Sprint Nextel Corp., Series 1	18,500,000	349,465
Vodafone Group PLC	120,062,500	332,641
BellSouth Corp.	6,500,000	306,215
Verizon Communications Inc.	4,500,000	167,580
		1,535,745

UTILITIES — 0.47%
Exelon Corp.	2,500,000	154,725
Dominion Resources, Inc.	1,300,000	108,992
		263,717

MISCELLANEOUS — 0.33%
Other common stocks in initial period of acquisition		184,525

Total common stocks (cost: $29,078,234,000)		36,629,782

Preferred stocks — 0.49%

FINANCIALS — 0.49%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred[2]	63,400,000	64,510
BNP Paribas 5.186% noncumulative[2,3]	38,903,000	37,413
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred[2,3]	7,000,000	7,127
BNP Paribas Capital Trust 9.003% noncumulative trust preferred[2,3]	6,000,000	6,712
Wachovia Capital Trust III 5.80%[2]	30,000,000	30,276
Société Générale 7.85%[2,3]	25,000,000	25,189
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[2,3]	20,000,000	20,375
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred[2,3]	14,425,000	15,292
ING Capital Funding Trust III 8.439% noncumulative preferred[2]	13,000,000	14,361
Fannie Mae, Series O, 7.00%[2,3]	150,000	8,034
Fannie Mae, Series E, 5.10%	108,000	4,887
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[3]	370,000	10,649
National Bank of Canada, Series A, 8.35% exchangeable preferred depositary shares	300,000	7,887
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up perpetual preferred[2,3]	5,000,000	7,409
CIT Group Inc., Series B, 5.189%	70,000	6,980
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[2,3]	5,500,000	5,920
RBS Capital Trust I 4.709% noncumulative trust preferred[2]	4,500,000	4,284

Total preferred stocks (cost: $268,750,000)		277,305

Convertible securities — 0.02%

FINANCIALS — 0.02%
Equity Office Properties Trust, Series B, 5.25% convertible preferred 2008	150,000	10,092

CONSUMER DISCRETIONARY — 0.00%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	94,700	3,238

Total convertible securities (cost: $11,541,000)		13,330

Bonds & notes — 28.58%	Principal amount (000)

MORTGAGE-BACKED OBLIGATIONS[4]— 9.87%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	$52,930	56,743
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	45,000	45,936
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	16,000	15,498
Fannie Mae 4.89% 2012	30,000	29,520
Fannie Mae 4.00% 2015	28,809	27,527
Fannie Mae 5.00% 2018	22,784	22,473
Fannie Mae 5.00% 2018	4,419	4,358
Fannie Mae 5.00% 2018	2,650	2,614
Fannie Mae 5.50% 2018	23,745	23,798
Fannie Mae 11.00% 2018	628	712
Fannie Mae 5.50% 2019	4,233	4,243
Fannie Mae 11.00% 2020	234	257
Fannie Mae 6.00% 2021	13,024	13,206
Fannie Mae 10.50% 2022	490	541
Fannie Mae, Series 2001-4, Class NA, 11.905% 2025[2]	650	722
Fannie Mae 7.00% 2026	427	442
Fannie Mae 8.50% 2027	116	124
Fannie Mae 8.50% 2027	79	85
Fannie Mae 8.50% 2027	72	77
Fannie Mae 8.50% 2027	36	38
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	1,376	1,426
Fannie Mae 7.50% 2030	298	309
Fannie Mae 7.50% 2030	93	96
Fannie Mae 7.00% 2031	265	274
Fannie Mae 7.50% 2031	346	358
Fannie Mae 7.50% 2031	246	255
Fannie Mae, Series 2001-20, Class D, 11.07% 2031[2]	140	156
Fannie Mae 5.50% 2032	4,876	4,839
Fannie Mae 5.50% 2033	31,073	30,792
Fannie Mae 5.00% 2035	9,899	9,561
Fannie Mae 5.00% 2035	5,111	4,936
Fannie Mae 5.50% 2035	26,467	26,182
Fannie Mae 5.50% 2035	9,324	9,228
Fannie Mae 6.50% 2035	24,493	25,045
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	7,901	5,913
Fannie Mae 5.50% 2036	87,044	86,051
Fannie Mae 5.50% 2036	79,545	78,626
Fannie Mae 5.50% 2036	60,000	59,306
Fannie Mae 5.50% 2036	50,922	50,333
Fannie Mae 5.50% 2036	40,000	39,538
Fannie Mae 5.50% 2036	38,744	38,296
Fannie Mae 5.50% 2036	21,200	20,955
Fannie Mae 5.50% 2036	18,105	17,896
Fannie Mae 5.50% 2036	15,919	15,735
Fannie Mae 5.50% 2036	13,586	13,429
Fannie Mae 5.50% 2036	13,536	13,381
Fannie Mae 5.50% 2036	4,482	4,431
Fannie Mae 5.50% 2036	253	251
Fannie Mae 5.841% 2036[2]	19,009	19,109
Fannie Mae 5.924% 2036[2]	19,205	19,344
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	21,298	21,681
Fannie Mae 6.00% 2036	10,668	10,748
Fannie Mae 6.50% 2036	15,214	15,502
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	941	967
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	847	870
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	1,236	1,283
Freddie Mac 8.50% 2008	2	2
Freddie Mac, Series SF02, Class GC, 2.64% 2009	7,866	7,728
Freddie Mac 4.00% 2015	50,251	47,515
Freddie Mac, Series 2310, Class B, 9.895% 2015[2]	234	254
Freddie Mac 5.00% 2018	24,517	24,147
Freddie Mac 10.00% 2018	491	546
Freddie Mac 8.50% 2020	358	383
Freddie Mac 8.50% 2020	37	40
Freddie Mac 6.00% 2021	26,139	26,490
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	5,060	5,241
Freddie Mac 5.00% 2035	52,453	50,639
Freddie Mac 5.00% 2035	52,344	50,535
Freddie Mac 5.00% 2035	15,293	14,764
Freddie Mac 5.00% 2035	5,042	4,868
Freddie Mac 5.50% 2035	25,789	25,507
Freddie Mac 5.50% 2035	25,611	25,331
Freddie Mac, Series 3061, Class PN, 5.50% 2035	19,151	19,184
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	22,519	16,670
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	16,044	11,556
Freddie Mac 6.00% 2036	324,195	326,575
Freddie Mac, Series 3233, Class PA, 6.00% 2036	39,794	40,367
Government National Mortgage Assn. 9.00% 2009	579	589
Government National Mortgage Assn. 10.00% 2020	442	498
Government National Mortgage Assn. 10.00% 2021	764	864
Government National Mortgage Assn. 4.00% 2035[2]	23,624	23,275
Government National Mortgage Assn. 4.00% 2035[2]	7,683	7,550
Government National Mortgage Assn. 4.00% 2035[2]	7,189	7,065
Government National Mortgage Assn. 5.50% 2036	107,517	106,748
Government National Mortgage Assn. 6.00% 2036	201,295	203,716
Government National Mortgage Assn. 6.00% 2036	90,794	91,886
Government National Mortgage Assn. 6.00% 2036	11,892	12,035
CS First Boston Mortgage Securities Corp., Series 2003-23, Class VII-A-1, 5.00% 2018	6,685	6,533
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020	13,340	13,027
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	3,664	3,682
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	3,209	3,219
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	3,286	3,314
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	4,279	4,362
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.661% 2034[2]	4,003	3,963
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	23,875	24,002
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	10,448	10,416
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	4,587	4,608
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	28,300	29,273
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	20,358	20,475
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	93,660	96,871
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[3]	19,782	13,657
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	17,585	17,123
CS First Boston Mortgage Securities Corp., Series 2006-3, Class 1-A-4A, 5.896% 2036	5,100	5,100
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	20,675	21,569
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	16,045	16,658
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038	13,200	12,926
CS First Boston Mortgage Securities Corp., Series 2005-C4, Class A-2, 5.017% 2038	10,000	9,916
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-2, 3.88% 2039	13,000	12,565
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039	5,000	4,796
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040	30,875	30,647
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	7,202	7,291
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	4,613	4,505
Countrywide Alternative Loan Trust, Series 2005-20CB, Class 4-A-1, 5.25% 2020	39,111	38,518
Countrywide Alternative Loan Trust, Series 2006-J3, Class 3-A-1, 5.50% 2021	23,581	23,533
Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1-A-1, 6.00% 2034	13,584	13,549
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	71,142	71,038
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	25,303	24,869
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	23,460	23,405
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	23,177	23,157
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	19,596	19,456
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	18,176	17,966
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.758% 2035[2]	21,377	21,399
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	29,937	29,833
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	27,451	27,604
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	9,253	9,215
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	17,022	16,998
Residential Accredit Loans, Inc., Series 2003-QS14, Class A-1, 5.00% 2018	9,614	9,391
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	19,063	18,619
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	33,249	33,003
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	42,407	42,499
Residential Accredit Loans, Inc., Series 2005-QS4, Class A-3, 5.50% 2035	41,027	40,497
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036	71,410	71,507
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.272% 2036[2]	33,603	34,065
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037	10,000	9,771
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	13,604	13,352
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.333% 2037[2]	63,000	63,306
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	10,680	10,716
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	17,682	17,155
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	15,000	14,782
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-SB, 4.824% 2042	25,000	24,378
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-3A1, 4.871% 2042	5,000	4,918
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	28,000	27,531
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A-1, 6.023% 2035[2]	26,581	26,655
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4-A-1, 5.961% 2036[2]	27,422	27,490
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.963% 2036[2]	66,691	66,858
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[2]	57,698	57,807
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class II-A-1, 4.50% 2018	23,610	22,642
Wells Fargo Mortgage-backed Securities Trust, Series 2003-B, Class A-1, 4.15% 2033[2]	4,230	4,135
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	41,156	40,558
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 4.109% 2035[2]	30,000	29,151
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.697% 2036	75,939	75,866
CHL Mortgage Pass-Through Trust, Series 2003-J1, Class 3-A-1, 5.00% 2018	20,900	20,442
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.467% 2033[2]	3,810	3,748
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.688% 2033[2]	3,783	3,738
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.833% 2033[2]	14,185	14,078
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.129% 2034[2]	12,190	12,162
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.675% 2035[2]	31,993	31,749
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 5.961% 2036[2]	17,966	18,072
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-1, 5.00% 2018	7,759	7,579
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	4,728	4,718
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[2]	5,976	5,840
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[2]	8,253	8,163
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR5, Class A-7, 4.208% 2033[2]	3,334	3,303
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.337% 2033[2]	2,129	2,103
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A, 4.229% 2034[2]	6,461	6,351
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.564% 2034[2]	13,175	12,965
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR2, Class 2-A1, 5.843% 2037[2]	32,867	32,704
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.61% 2045[2]	19,945	20,024
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045	65,575	66,048
GE Commercial Mortgage Corp., Series 2005-C1, Class A-2, 4.353% 2048	34,140	33,256
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	84,500	87,959
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class F, 7.814% 2036[2]	4,000	4,260
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A-2, 5.389% 2038	5,187	5,189
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 3.969% 2033[2]	10,890	10,711
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.114% 2033[2]	4,065	4,034
Bear Stearns ARM Trust, Series 2003-9, Class III-A-3, 4.345% 2034[2]	24,772	24,138
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.374% 2034[2]	17,714	17,434
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.97% 2034[2]	16,665	16,443
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2]	20,000	19,514
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[3]	65,800	64,516
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[3]	10,200	10,074
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[3]	7,550	7,515
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[3]	9,000	8,995
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-1, 4.061% 2041	9,114	8,947
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	32,750	31,878
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	27,000	26,647
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042	21,430	21,058
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.688% 2034[2]	45,356	44,315
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 4-A-1, 5.50% 2035	41,441	40,689
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	19,500	20,272
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	787	790
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	53,934	56,039
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2, Class A-1, 6.80% 2031	405	406
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF2, Class A-2, 7.32% 2032	3,050	3,241
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	15,988	15,617
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	13,205	13,795
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	38,000	37,434
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	34,526	34,463
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	33,192	33,037
GSR Mortgage Loan Trust, Series 2004-6F, Class IVA-1, 5.00% 2019	38,500	37,614
GSR Mortgage Loan Trust, Series 2004-2F, Class XIIIA-1, 5.00% 2019	9,324	9,130
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.941% 2035[2]	20,559	20,379
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.878% 2036[2]	34,657	34,527
IndyMac INDX Mortgage Loan Trust, Series 2006-AR11, Class 6-A-1, 5.924% 2036[2]	31,877	32,022
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-4, 6.186% 2035	4,350	4,516
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	47,276	49,103
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041	12,858	12,568
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	25,880	26,262
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030	4,204	4,244
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	25,456	26,924
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[3]	22,800	22,844
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[3]	13,000	13,067
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[3]	15,000	15,104
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3]	16,250	16,319
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[3]	4,000	4,065
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[3]	27,350	27,414
SBA CMBS Trust, Series 2006-1A, Class B, 5.451% 2036[3]	2,000	2,006
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	10,000	10,023
GE Capital Commerical Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	37,172	36,362
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	4,000	4,279
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	39,825	37,324
Chase Mortgage Finance Trust, Series 2003-S4, Class II-A-1, 5.00% 2018	37,775	36,904
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.647% 2036[2]	35,917	35,840
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.943% 2036[2]	34,683	34,841
Washington Mutual Securities Corp., Series 2005-AR1, Class A-1-A, 5.61% 2035[2]	13,673	13,692
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	20,005	20,027
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	6,179	6,436
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.582% 2034[2]	26,107	25,836
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	9,779	9,946
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033[3]	22,106	21,704
Bear Stearns Asset-backed Securities I Trust, Series 2006-AC-2, Class II-1A-1, 6.00% 2036	25,144	25,137
Morgan Stanley Dean Witter Capital I Trust, Series 2002-HQ, Class A-2, 6.09% 2034	3,202	3,225
Morgan Stanley Dean Witter Capital I Trust, Series 2000-PRIN, Class C, 7.743% 2034[2]	7,435	8,638
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	9,000	9,163
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	3,545	3,442
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3]	18,707	20,582
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-4, 4.623% 2041	21,090	20,316
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032	1,922	1,944
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	7,104	7,137
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 6.141% 2034	8,810	9,158
J.P. Morgan Mortgage Trust, Series 2004-S1, Class 1-A-7, 5.00% 2019	14,625	14,279
J.P. Morgan Mortgage Trust, Series 2005-A1, Class 4-A-1, 4.776% 2035[2]	3,951	3,817
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	3,750	4,012
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-4, 6.462% 2031	13,185	13,865
Residential Asset Mortgage Products Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[2]	8,447	8,240
Residential Asset Mortgage Products Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	9,000	8,767
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1, 3.734% 2033[2]	6,134	6,063
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033[2]	6,049	5,975
Banc of America Mortgage Securities Trust, Series 2004-A, Class 2-A-2, 4.116% 2034[2]	4,550	4,476
Prudential Mortgage Capital Funding, LLC, Series ROCK 2001-C1, Class A-2, 6.605% 2034	15,555	16,326
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class II-A-1, 4.75% 2019	10,034	9,694
Residential Funding Mortgage Securities I, Inc., Series 2004-SA1, Class A-II, 4.319% 2034[2]	6,733	6,597
Banc of America Alternative Loan Trust, Series 2005-2, Class 3-A-1, 5.00% 2020	12,765	12,436
Meristar Commercial Mortgage Trust, Series 1999-C1, Class A-1, 7.28% 2016[3]	3,924	4,036
Meristar Commercial Mortgage Trust, Series 1999-C1, Class B, 7.90% 2016[3]	7,750	8,260
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035	12,223	12,234
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.197% 2030[2]	10,000	10,295
Adjustable Rate Mortgage Trust, Series 2006-1, Class 3-A-3, 5.96% 2036[2]	9,355	9,415
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 6.15% 2045[2]	8,618	8,700
Residential Funding Corp., Series 2003-RM2, Class A-II, 5.00% 2018	8,882	8,678
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 2044	8,615	8,596
MASTR Asset Securitization Trust, Series 2003-9, Class 1-A-1, 5.00% 2018	8,406	8,211
Structured Asset Securities Corp., Series 2004-3, Class 3-A-1, 5.50% 2019	6,361	6,316
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.52% 2027[2,3]	1,390	1,396
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030	5,711	5,743
Hilton Hotel Pool Trust, Series 2000-HLTA, Class A-1, 7.055% 2015[3]	5,069	5,241
ABN AMRO Mortgage Group Corp., Series 2003-9, Class A-1, 4.50% 2018	4,503	4,318
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015[3]	3,944	4,027
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	4,021	3,960
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	3,750	3,825
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class C, 7.625% 2031	3,000	3,169
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	1,643	1,631
		5,545,389

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 6.87%
U.S. Treasury 3.125% 2007	40,000	39,722
U.S. Treasury 3.625% 2007	77,300	76,787
U.S. Treasury 3.75% 2007	50,000	49,836
U.S. Treasury 3.875% 2007	100,000	99,336
U.S. Treasury 6.25% 2007	200,000	200,296
U.S. Treasury 6.625% 2007	150,000	150,855
U.S. Treasury 2.625% 2008	50,000	48,512
U.S. Treasury 3.625% 2008[5]	24,995	25,264
U.S. Treasury 4.75% 2008	20,000	19,975
U.S. Treasury 5.625% 2008	350,000	353,255
U.S. Treasury 3.875% 2009[5]	369,342	379,590
U.S. Treasury 0.875% 2010[5]	21,316	20,214
U.S. Treasury 5.75% 2010	50,000	51,735
U.S. Treasury 3.50% 2011[5]	29,002	30,195
U.S. Treasury 5.00% 2011	25,000	25,317
U.S. Treasury 3.375% 2012[5]	68,225	71,238
U.S. Treasury 4.875% 2012	50,250	50,721
U.S. Treasury 10.375% 2012	8,000	8,358
U.S. Treasury 3.625% 2013	20,000	18,850
U.S. Treasury 4.25% 2013	385,625	376,046
U.S. Treasury 9.25% 2016	65,000	86,623
U.S. Treasury 8.875% 2017	160,000	214,099
U.S. Treasury 7.875% 2021	63,000	82,028
U.S. Treasury 6.25% 2023	88,500	101,830
U.S. Treasury 2.375% 2025[5]	53,557	53,405
U.S. Treasury 6.875% 2025	233,250	288,719
U.S. Treasury 5.25% 2029	103,000	108,086
Fannie Mae 5.25% 2007	111,250	111,234
Fannie Mae 5.25% 2012	145,000	145,829
Fannie Mae 6.25% 2029	116,875	133,112
Federal Agricultural Mortgage Corp. 4.25% 2008	92,500	91,312
Federal Agricultural Mortgage Corp. 4.875% 2011[3]	68,500	68,249
Federal Home Loan Bank 5.125% 2013	90,000	90,558
Federal Home Loan Bank 5.625% 2016	53,250	54,825
Freddie Mac 3.625% 2008	25,000	24,419
Freddie Mac 4.125% 2009	5,000	4,894
Freddie Mac 5.75% 2010	€3,000	4,189
Freddie Mac 5.50% 2011	$83,000	84,971
Freddie Mac 6.25% 2012	5,000	5,006
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., Series 2000-044-A, 3.74% 2015[4]	8,954	8,513
		3,858,003

FINANCIALS — 4.43%
Washington Mutual, Inc. 5.625% 2007	4,750	4,750
Washington Mutual, Inc. 5.55% 2010	15,000	15,117
Washington Mutual, Inc. 5.00% 2012	4,000	3,903
Washington Mutual, Inc. 5.665% 2012[2]	17,000	17,054
Washington Mutual, Inc. 5.761% 2012[2]	20,000	20,127
Washington Mutual, Inc. 5.25% 2017	42,500	41,063
Washington Mutual Preferred Funding I Ltd. 6.534% (undated)[2,3]	110,500	109,619
AIG SunAmerica Global Financing XII 5.30% 2007[3]	3,000	2,999
AIG SunAmerica Global Financing VII 5.85% 2008[3]	7,750	7,814
International Lease Finance Corp. 5.00% 2010	5,000	4,949
American General Finance Corp., Series J, 5.653% 2011[2]	10,000	10,045
American General Finance Corp., Series I, 4.875% 2012	10,000	9,768
International Lease Finance Corp. 5.00% 2012	10,000	9,809
International Lease Finance Corp., Series R, 5.40% 2012	7,500	7,515
International Lease Finance Corp., Series R, 5.625% 2013	10,000	10,087
American General Finance Corp., Series I 5.85% 2013	10,000	10,205
International Lease Finance Corp. 5.875% 2013	12,100	12,371
American General Finance Corp., Series I, 5.40% 2015	7,500	7,438
American International Group, Inc. 6.25% 2036	9,500	10,129
ILFC E-Capital Trust II 6.25% 2065[2,3]	15,570	15,844
Household Finance Corp. 6.50% 2008	7,000	7,159
Household Finance Corp. 4.125% 2009	20,000	19,457
Household Finance Corp. 4.75% 2009	7,500	7,423
HSBC Finance Corp. 4.625% 2010	13,000	12,728
Household Finance Corp. 6.375% 2011	17,500	18,318
Household Finance Corp. 6.75% 2011	5,000	5,297
Household Finance Corp. 6.375% 2012	21,000	22,140
Household Finance Corp. 7.00% 2012	5,000	5,397
HSBC Finance Corp. 5.50% 2016	15,000	15,097
Midland Bank 5.688% Eurodollar note (undated)[2]	4,000	3,470
CIT Group Inc. 3.65% 2007	12,280	12,108
CIT Group Inc. 5.50% 2007	10,000	10,024
CIT Group Inc. 4.00% 2008	4,000	3,932
CIT Group Inc. 3.375% 2009	18,000	17,292
CIT Group Inc. 6.875% 2009	11,500	11,971
CIT Group Inc. 5.656% 2011[2]	5,000	5,011
CIT Group Inc. 7.75% 2012	18,500	20,419
CIT Group Inc. 5.40% 2013	31,000	30,806
EOP Operating LP 6.75% 2008	10,495	10,665
EOP Operating LP 4.65% 2010	69,500	69,074
EOP Operating LP 8.10% 2010	3,750	4,135
EOP Operating LP 6.75% 2012	4,125	4,460
EOP Operating LP 4.75% 2014	7,500	7,441
J.P. Morgan Chase & Co. 4.50% 2010	10,000	9,747
J.P. Morgan Chase & Co. 4.891% 2015	10,000	9,807
Bank One Corp. 4.90% 2015	12,000	11,535
Chase Capital II, Global Floating Rate Capital Securities, Series B, 5.871% 2027[2]	7,500	7,208
JPM Capital Trust I, cumulative capital securities trust, 7.54% 2027	2,750	2,853
J.P. Morgan Chase Capital XX, Series T, 6.55% 2036	28,000	29,009
JPMorgan Chase Capital XVIII, Series R, 6.95% 2036	22,865	24,814
Residential Capital Corp. 6.474% 2009[2]	14,500	14,655
Residential Capital Corp. 6.375% 2010	61,250	62,011
Residential Capital Corp. 6.00% 2011	4,500	4,496
Residential Capital Corp. 6.50% 2013	12,000	12,177
CNA Financial Corp. 5.85% 2014	44,000	44,249
CNA Financial Corp. 6.50% 2016	16,000	16,720
CNA Financial Corp. 7.25% 2023	14,000	15,217
Liberty Mutual Group Inc. 6.70% 2016[3]	18,000	19,023
Liberty Mutual Group Inc. 6.50% 2035[3]	21,990	21,501
Liberty Mutual Group Inc. 7.50% 2036[3]	21,875	24,008
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[3]	8,000	7,778
PRICOA Global Funding I 4.20% 2010[3]	16,000	15,478
Prudential Financial, Inc., Series D, 5.50% 2016	14,000	14,021
Prudential Holdings, LLC, Series C, 8.695% 2023[3,4]	19,500	23,901
XL Capital Finance (Europe) PLC 6.50% 2012	3,015	3,144
Mangrove Bay Pass Through Trust 6.102% 2033[2,3]	57,885	56,646
HBOS PLC, Series B, 5.92% (undated)[2,3]	54,200	53,257
Bank of Scotland 7.00% (undated)[2,3]	4,225	4,267
Capital One Bank 4.875% 2008	20,000	19,883
Capital One Financial Corp. 5.633% 2009[2]	15,000	15,079
Capital One Financial Corp. 6.15% 2016	20,000	20,722
Simon Property Group, LP 4.875% 2010	20,000	19,739
Simon Property Group, LP 4.875% 2010	5,500	5,437
Simon Property Group, LP 5.375% 2011	5,000	5,005
Simon Property Group, LP 5.875% 2017	22,165	22,622
ProLogis 5.50% 2012	15,000	14,989
ProLogis 5.50% 2013	11,860	11,838
ProLogis 5.625% 2015	25,000	24,920
Developers Diversified Realty Corp. 3.875% 2009	16,500	15,988
Developers Diversified Realty Corp. 4.625% 2010	23,150	22,556
Developers Diversified Realty Corp. 5.50% 2015	13,000	12,824
ACE INA Holdings Inc. 5.875% 2014	30,000	30,622
ACE Capital Trust II 9.70% 2030	13,055	17,947
Lincoln National Corp. 7.00% 2066[2]	45,555	48,366
MBNA America Bank, National Assn. 7.125% 2012	7,650	8,345
BankAmerica Capital III, BankAmerica Corp., Series 3, 5.944% 2027[2]	22,500	21,881
MBNA Global Capital Funding, Series B, 6.171% 2027[2]	18,000	17,979
Kimco Realty Corp., Series C, 4.82% 2011	15,000	14,658
Kimco Realty Corp. 6.00% 2012	2,750	2,834
Kimco Realty Corp., Series C, 4.82% 2014	13,000	12,419
Kimco Realty Corp., Series C, 5.783% 2016	14,000	14,204
Sumitomo Mitsui Banking Corp. 5.625% (undated)[2,3]	10,000	9,792
Sumitomo Mitsui Banking Corp. 6.078% (undated)[2,3]	33,000	32,866
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[3]	20,000	19,307
Westfield Group 5.70% 2016[3]	23,000	23,129
Citigroup Inc. 4.25% 2009	7,000	6,854
Citigroup Inc. 4.125% 2010	20,000	19,415
Citigroup Inc. 5.125% 2011	15,000	14,971
UniCredito Italiano SpA 5.584% 2017[2,3]	40,000	40,267
iStar Financial, Inc. 5.375% 2010	8,250	8,189
iStar Financial, Inc. 6.05% 2015	11,000	11,081
iStar Financial, Inc. 5.875% 2016	20,000	19,858
USA Education, Inc. 5.625% 2007	25,000	25,018
SLM Corp., Series A, 3.95% 2008	7,500	7,341
SLM Corp., Series A, 4.50% 2010	5,500	5,358
ING Security Life Institutional Funding 2.70% 2007[3]	25,000	24,910
ING Groep NV 5.775% (undated)[2]	10,300	10,210
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[2,3]	32,750	33,262
ERP Operating LP 4.75% 2009	6,730	6,625
ERP Operating LP 5.375% 2016	25,000	24,784
Santander Issuances, SA Unipersonal 5.805% 2016[2,3]	20,000	20,191
Abbey National PLC 6.70% (undated)[2]	5,790	5,882
Hospitality Properties Trust 6.75% 2013	18,345	19,224
Hospitality Properties Trust 6.30% 2016	6,500	6,664
US Bank National Assn. 4.40% 2008	25,000	24,686
Lehman Brothers Holdings Inc., Series H, 5.50% 2016	24,000	24,040
American Express Co. 4.75% 2009	15,000	14,890
American Express Co. 6.80% 2066[2]	7,500	8,012
AXA SA 6.379% (undated)[2,3]	22,600	22,388
Genworth Financial, Inc. 5.51% 2007[2]	22,000	22,026
BOI Capital Funding (No. 2) LP 5.571% (undated)[2,3]	22,350	21,866
Nationwide Life Insurance Co. 5.35% 2007[3]	6,000	6,000
North Front Pass Through Trust 5.81% 2024[2,3]	10,000	9,860
Nationwide Mutual Insurance Co. 7.875% 2033[3]	5,000	5,949
Zions Bancorporation 6.00% 2015	21,000	21,421
Travelers Property Casualty Corp. 5.00% 2013	10,000	9,774
St. Paul Travelers Companies, Inc. 6.25% 2016	11,000	11,570
Monumental Global Funding II, Series 2002-A, 5.20% 2007[3]	21,000	20,996
PNC Funding Corp., Series I, 6.517% (undated)[2,3]	20,500	20,877
American Honda Finance Corp. 5.125% 2010[3]	20,500	20,422
Allstate Financial Global Funding LLC 5.25% 2007[3]	6,000	6,000
Allstate Financial Global Funding LLC 4.25% 2008[3]	14,225	14,002
Assurant, Inc. 5.625% 2014	20,000	19,975
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	18,000	17,806
Skandinaviska Enskilda Banken AB 5.471% (undated)[2,3]	18,250	17,732
Downey Financial Corp. 6.50% 2014	16,880	16,943
Resona Bank, Ltd. 5.85% (undated)[2,3]	15,000	14,673
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[3]	14,000	13,508
United Dominion Realty Trust, Inc. 6.50% 2009	7,375	7,585
United Dominion Realty Trust, Inc. 5.00% 2012	6,000	5,843
Principal Life Insurance Co. 3.20% 2009	14,000	13,400
Lazard Group LLC 7.125% 2015	12,875	13,357
New York Life Global Funding 3.875% 2009[3]	13,500	13,143
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[2]	12,975	13,009
Federal Realty Investment Trust 6.125% 2007	4,000	4,016
Federal Realty Investment Trust 4.50% 2011	8,500	8,181
Financial Security Assurance Holdings Ltd. 6.40% 2066[2,3]	10,000	10,080
First Industrial, LP 6.875% 2012	8,625	9,046
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008	7,500	7,371
National Westminster Bank PLC 7.75% (undated)[2]	7,000	7,096
City National Corp. 5.125% 2013	7,000	6,864
Brandywine Operating Partnership, LP 5.75% 2012	5,250	5,292
Realogy Corp. 6.15% 2011[3]	5,000	5,115
Wells Fargo & Co. 4.125% 2008	5,000	4,936
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[2,3]	4,000	4,136
Bank of Nova Scotia 5.125% 2085[2]	4,000	3,396
Den Norske CreditBank 5.625% (undated)[2]	3,000	2,593
Canadian Imperial Bank of Commerce 5.625% Eurodollar note 2085[2]	1,600	1,336
		2,489,218

ASSET-BACKED OBLIGATIONS[4]— 1.82%
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010[3]	22,000	21,835
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	28,125	27,688
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[3]	18,580	18,333
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[3]	47,500	47,426
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[3]	8,500	8,551
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[3]	23,400	23,072
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009[3]	4,500	4,462
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[3]	8,000	7,801
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[3]	49,500	49,087
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA insured, 3.48% 2010	8,506	8,453
AmeriCredit Automobile Receivables Trust, Series 2004-A-F, Class A-4, FSA insured, 2.87% 2011	13,959	13,645
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	20,880	20,893
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	20,000	20,284
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	49,425	48,583
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	12,500	13,305
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-5, FGIC insured, 5.25% 2034	10,000	9,931
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-6, FGIC insured, 5.65% 2034	34,977	35,043
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009[3]	754	742
CPS Auto Receivables Trust, Series 2003-D, Class A-2, FSA insured, 3.56% 2010[3]	6,735	6,634
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[3]	7,283	7,160
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[3]	18,000	17,991
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[3]	9,000	9,042
Long Beach Acceptance Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 2.841% 2010[2]	7,652	7,499
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	17,150	16,812
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	14,000	13,811
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[3]	36,230	35,499
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	8,388	8,382
Residential Asset Securities Corp. Trust, Series 2004-KS9, Class A-I-4, FGIC insured, 4.61% 2032	10,000	9,847
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	8,473	8,288
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 5.65% 2033[2]	191	191
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 5.58% 2035[2]	8,541	8,544
Ameriquest Mortgage Securities Inc., Series 2004-R4, Class M-1, 5.90% 2034[2]	30,000	30,179
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[3]	29,550	29,381
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	12,583	12,380
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	16,076	16,111
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	26,540	26,631
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	25,750	25,726
Capital Auto Receivables Asset Trust, Series 2004-2, Class A-4, 3.75% 2009	25,500	25,010
Bear Stearns Asset-backed Securities I Trust, Series 2004-HE11, Class I-A-2, 5.65% 2033[2]	396	397
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.85% 2034[2]	20,534	20,614
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[3]	20,928	20,698
Drivetime Auto Owner Trust, Series 2005-C, Class A-3, MBIA insured, 5.006% 2011[3]	20,000	19,928
Chase Issuance Trust, Series 2005-7, Class A, 4.55% 2013	20,250	19,889
Honda Auto Receivables Owner Trust, Series 2005-4, Class A-4, 4.60% 2010	20,000	19,746
American Express Credit Account Master Trust, Series 2005-5, Class A, 5.39% 2013[2]	19,500	19,521
First Investors Auto Owner Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011[3]	3,535	3,472
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[3]	13,582	13,432
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 5.65% 2019[2,3]	15,877	15,882
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[3]	15,851	15,584
Chase Credit Card Owner Trust, Series 2003-4, Class B, 6.00% 2016[2]	14,000	14,380
CWABS, Inc., Series 2004-12, Class 2-AV-2, 5.63% 2033[2]	742	743
CWABS, Inc., Series 2004-15, Class 2-AV-2, 5.62% 2034[2]	7,264	7,274
CWABS, Inc., Series 2004-BC1, Class M-1, 5.85% 2034[2]	6,150	6,169
Morgan Stanley ABS Capital I, Inc., Series 2004-NC3, Class M-1, 5.88% 2034[2]	14,117	14,159
Advanta Business Card Master Trust, Series 2005-A3, Class A, 4.70% 2011	14,250	14,114
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 2036[2]	13,000	13,095
Home Equity Asset Trust, Series 2004-2, Class M-1, 5.88% 2034[2]	11,000	11,046
WFS Financial Owner Trust, Series 2004-1, Class C, 2.49% 2011	1,426	1,398
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011	9,335	9,127
CWHEQ Home Equity Loan Trust, Series 2006-S4, Class A-6, AMBAC insured, 5.834% 2034	10,000	10,052
Net Lease Funding LP, Series 2005-1, Class A-A1, MBIA insured, 4.258% 2014[3]	8,276	8,156
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class B, 5.85% 2013[2]	7,000	7,030
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 5.75% 2034[2]	3,414	3,430
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 5.95% 2034[2]	2,953	2,960
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011[3]	5,670	5,612
Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M-1, 6.05% 2033[2]	4,742	4,748
Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M-2, 6.55% 2033[2]	780	782
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 6.05% 2010[2,3]	5,000	5,009
Household Private Label Credit Card Master Note Trust I, Series 2002-1, Class B, 5.90% 2011[2]	4,000	4,004
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	3,412	3,420
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010	3,327	3,284
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036	3,000	2,967
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009	2,318	2,333
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 5.66% 2035[2]	1,153	1,153
Capital One Auto Finance Trust, Series 2004-B, Class A-3, MBIA insured, 2.96% 2009	889	888
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured, 3.03% 2010	316	313
		1,021,061

CONSUMER DISCRETIONARY — 1.40%
Comcast Cable Communications, Inc. 8.375% 2007	14,000	14,131
Comcast Corp. 5.674% 2009[2]	20,000	20,059
Comcast Cable Communications, Inc. 6.875% 2009	13,000	13,455
Comcast Corp. 5.45% 2010	25,000	25,111
Comcast Cable Communications, Inc. 6.75% 2011	10,000	10,487
Comcast Corp. 5.85% 2015	13,000	13,041
Comcast Corp. 6.50% 2015	20,750	21,654
TCI Communications, Inc. 8.75% 2015	2,670	3,163
Comcast Corp. 6.50% 2017	24,950	26,084
Time Warner Inc. 5.606% 2009[2]	10,000	10,014
AOL Time Warner Inc. 6.875% 2012	54,750	57,921
AOL Time Warner Inc. 7.625% 2031	39,375	44,117
Viacom Inc. 5.75% 2011	47,000	47,068
Viacom Inc. 6.875% 2036	14,500	14,381
News America Holdings Inc. 9.25% 2013	17,500	20,558
News America Inc. 5.30% 2014	8,750	8,615
News America Inc. 6.40% 2035	29,000	28,904
Cox Communications, Inc. 4.625% 2010	25,000	24,488
Cox Communications, Inc. 7.75% 2010	15,000	16,146
Cox Communications, Inc. 5.45% 2014	15,500	15,125
Toll Brothers, Inc. 4.95% 2014	35,000	32,074
Toll Brothers, Inc. 5.15% 2015	12,000	11,014
May Department Stores Co. 5.75% 2014	32,000	31,349
Federated Retail Holdings, Inc. 5.90% 2016	8,500	8,502
Johnson Controls, Inc. 5.50% 2016	36,000	35,360
DaimlerChrysler North America Holding Corp. 4.75% 2008	10,000	9,911
DaimlerChrysler North America Holding Corp. 7.75% 2011	13,160	14,099
DaimlerChrysler North America Holding Corp. 6.50% 2013	9,155	9,412
Pulte Homes, Inc. 7.875% 2011	10,000	10,835
Pulte Homes, Inc. 6.25% 2013	5,000	5,082
Pulte Homes, Inc. 5.20% 2015	10,000	9,543
Pulte Homes, Inc. 7.875% 2032	5,000	5,514
Clear Channel Communications, Inc. 4.625% 2008	15,000	14,860
Chancellor Media Corp. of Los Angeles 8.00% 2008	9,500	9,881
Harrah’s Operating Co., Inc. 5.50% 2010	14,375	14,101
Harrah’s Operating Co., Inc. 6.50% 2016	7,000	6,278
Omnicom Group Inc. 5.90% 2016	20,000	20,247
D.R. Horton, Inc. 6.50% 2016	16,094	16,220
Thomson Corp. 5.50% 2035	17,300	15,793
Seminole Tribe of Florida 5.798% 2013[3,4]	15,000	14,791
Hyatt Equities, LLC 6.875% 2007[3]	12,760	12,814
Centex Corp. 5.25% 2015	13,500	12,772
Royal Caribbean Cruises Ltd. 7.25% 2016	10,000	10,228
MDC Holdings, Inc. 5.50% 2013	5,000	4,787
MDC Holdings, Inc. 5.375% 2014	4,730	4,408
Viacom Inc. 5.625% 2007	5,000	5,003
Carnival Corp. 3.75% 2007	5,000	4,933
Ryland Group, Inc. 5.375% 2012	2,750	2,628
		786,961

TELECOMMUNICATION SERVICES — 1.23%
Sprint Capital Corp. 7.625% 2011	11,000	11,788
Nextel Communications, Inc., Series E, 6.875% 2013	74,923	75,774
Nextel Communications, Inc., Series D, 7.375% 2015	73,577	75,520
Sprint Capital Corp. 6.875% 2028	5,000	5,019
BellSouth Corp. 4.75% 2012	43,750	42,273
BellSouth Capital Funding Corp. 7.875% 2030	62,395	72,661
BellSouth Corp. 6.55% 2034	36,855	37,903
SBC Communications Inc. 4.125% 2009	22,420	21,789
SBC Communications Inc. 6.25% 2011	15,000	15,500
SBC Communications Inc. 5.10% 2014	15,000	14,587
SBC Communications Inc. 5.625% 2016	40,000	39,888
SBC Communications Inc. 6.15% 2034	15,000	14,802
SBC Communications Inc. 6.45% 2034	40,000	40,724
AT&T Wireless Services, Inc. 7.875% 2011	12,170	13,287
AT&T Wireless Services, Inc. 8.125% 2012	45,230	50,952
Verizon Global Funding Corp. 7.25% 2010	30,000	32,006
Verizon Global Funding Corp. 7.75% 2030	11,450	13,470
Telefónica Emisiones, SAU 7.045% 2036	28,000	29,836
Telecom Italia Capital SA 7.20% 2036	17,000	17,816
PCCW-HKT Capital Ltd. 8.00% 2011[2,3]	15,000	16,529
Deutsche Telekom International Finance BV 8.25% 2030[2]	10,000	12,329
France Télécom 7.75% 2011[2]	10,000	10,902
Singapore Telecommunications Ltd. 6.375% 2011[3]	10,000	10,492
Embarq Corp. 6.738% 2013	7,500	7,686
Koninklijke KPN NV 8.00% 2010	5,500	5,939
		689,472

INDUSTRIALS — 0.89%
General Electric Capital Corp., Series A, 5.00% 2007	20,000	19,975
General Electric Capital Corp., Series A, 5.375% 2007	7,000	7,001
General Electric Capital Corp., Series A, 6.00% 2012	8,000	8,291
General Electric Co. 5.00% 2013	23,000	22,774
General Electric Capital Corp., Series A, 5.645% 2018[2]	20,000	20,034
General Electric Capital Corp., Series A, 5.748% 2026[2]	20,000	20,046
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[4]	5,000	5,153
Continental Airlines, Inc., Series 1999-2, Class A-2, 7.056% 2011[4]	3,085	3,172
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[4]	300	317
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[4]	14,697	15,257
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[4]	5,681	5,866
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[4]	13,076	13,543
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[4]	1,848	1,946
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[4]	9,346	9,632
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[4]	25,241	27,402
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[4]	12,373	13,772
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[4]	29,550	29,938
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[4]	22,445	22,796
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[3,4]	27,179	28,113
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[3,4]	20,168	21,129
John Deere Capital Corp., Series D, 4.375% 2008	7,500	7,415
John Deere Capital Corp., Series D, 3.75% 2009	12,000	11,651
John Deere Capital Corp., Series D, 4.125% 2010	10,000	9,692
John Deere Capital Corp. 5.40% 2011	14,000	14,044
Union Pacific Railroad Co. Pass Through Trust, Series 2004-2, 5.214% 2014[3]	10,000	9,818
Union Pacific Railroad Co. Pass Through Trust, Series 2002-1, 6.061% 2023[4]	6,498	6,768
Union Pacific Railroad Co. Pass Through Trust, Series 2004-1, 5.404% 2025[4]	19,211	19,158
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2012[4]	6,716	6,522
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[4]	6,560	6,711
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	3,000	3,189
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[4]	15,650	17,107
Hutchison Whampoa International Ltd. 6.50% 2013[3]	31,500	33,016
Raytheon Co. 4.85% 2011	20,000	19,693
BNSF Funding Trust I 6.613% 2055[2]	15,000	14,955
USG Corp. 6.30% 2016[3]	10,000	9,930
Canadian National Railway Co. 4.25% 2009	9,550	9,339
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[4]	999	1,006
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[4]	2,929	2,971
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[3,4]	1,759	1,745
		500,887

UTILITIES — 0.68%
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	18,000	17,359
MidAmerican Energy Holdings Co. 6.125% 2036	34,875	35,276
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[3]	15,350	15,487
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[3]	28,000	28,977
Exelon Corp. 4.45% 2010	20,000	19,361
Exelon Generation Co., LLC 6.95% 2011	15,270	16,102
Commonwealth Edison Co., First Mortgage Bonds, Series 103, 5.90% 2036	3,775	3,687
Alabama Power Co., Series FF, 5.20% 2016	32,000	31,585
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2006-B, 5.471% 2009[2]	15,000	15,029
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2005-A, 5.00% 2016	16,000	15,466
Pacific Gas and Electric Co., First Mortgage Bonds, 3.60% 2009	9,500	9,181
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	20,000	20,239
Ameren Corp. 4.263% 2007	12,150	12,088
Cilcorp Inc. 8.70% 2009	13,000	13,990
American Electric Power Co., Inc. 4.709% 2007[2]	7,500	7,464
Appalachian Power Co., Series G, 3.60% 2008	9,000	8,790
Appalachian Power Co., Series M, 5.55% 2011	7,800	7,817
San Diego Gas & Electric Co., Series CCC, 5.30% 2015	15,000	14,923
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007	6,250	6,249
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	5,250	5,220
Virginia Electric and Power Co., Series 2003-B, 4.50% 2010	3,500	3,394
Consolidated Edison Co. of New York, Inc., Series 2004-C, 4.70% 2009	15,000	14,834
Scottish Power PLC 5.375% 2015	15,000	14,825
PSEG Power LLC 3.75% 2009	14,700	14,204
SP PowerAssets Ltd. 3.80% 2008[3]	11,500	11,218
Kern River Funding Corp. 4.893% 2018[3,4]	5,880	5,721
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,4]	5,365	5,423
Constellation Energy Group, Inc. 6.125% 2009	5,000	5,092
Oncor Electric Delivery Co. 6.375% 2012	4,920	5,070
		384,071

INFORMATION TECHNOLOGY — 0.34%
Electronic Data Systems Corp., Series B, 6.50% 2013[2]	63,250	63,760
Electronic Data Systems Corp. 7.45% 2029	26,594	29,185
Cisco Systems, Inc. 5.25% 2011	59,500	59,704
Oracle Corp. 5.00% 2011	30,000	29,725
Western Union Co. 5.93% 2016[3]	10,000	9,922
		192,296

HEALTH CARE — 0.33%
Cardinal Health, Inc. 5.64% 2009[2,3]	23,000	23,028
Cardinal Health, Inc. 6.75% 2011	7,750	8,126
Cardinal Health, Inc. 4.00% 2015	50,000	44,409
Cardinal Health, Inc. 5.80% 2016[3]	14,700	14,693
Cardinal Health, Inc. 5.85% 2017	15,000	14,946
Amgen Inc. 4.00% 2009	21,000	20,388
Wyeth 5.50% 2016	17,000	17,053
Aetna Inc. 5.75% 2011	5,500	5,589
Aetna Inc. 7.875% 2011	10,000	10,911
Humana Inc. 6.45% 2016	14,200	14,617
UnitedHealth Group Inc. 3.75% 2009	15,000	14,539
		188,299

ENERGY — 0.29%
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[3,4]	9,559	9,319
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,4]	22,000	21,128
Ras Laffan Liquefied Natural Gas III 5.838% 2027[3,4]	20,000	19,269
Energy Transfer Partners, LP 5.65% 2012	11,000	10,967
Energy Transfer Partners, LP 5.95% 2015	23,385	23,555
Energy Transfer Partners, LP 6.125% 2017	14,250	14,475
Enterprise Products Operating LP 6.875% 2033	25,000	26,185
Sunoco, Inc. 4.875% 2014	15,000	14,066
Devon Financing Corp., ULC 6.875% 2011	10,000	10,585
Petroleum Export Ltd., Class A-2, XLCA insured, 4.633% 2010[3,4]	8,944	8,808
OXYMAR 7.50% 2016[3,4]	2,238	2,370
		160,727

MUNICIPALS — 0.18%
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2003-A-1, 6.25% 2033	43,070	48,150
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025	19,257	19,211
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	13,055	14,104
State of Washington, Tobacco Settlement Authority, Asset-backed Bonds, Series 2002, 6.50% 2026	9,825	10,830
State of New York, Sales Tax Asset Receivable Corp., Taxable Revenue Bonds, Series 2005-B, FGIC insured, 4.06% 2010	5,000	4,822
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds, Series 2001-A, Class A, 6.36% 2025	4,316	4,312
		101,429

MATERIALS — 0.17%
Stora Enso Oyj 7.25% 2036[3]	24,000	25,234
C10 Capital (SPV) Ltd. 6.722% (undated)[2,3]	22,630	22,673
International Paper Co. 5.85% 2012	16,394	16,750
Weyerhaeuser Co. 7.375% 2032	13,000	13,609
Norske Skogindustrier ASA 6.125% 2015[3]	10,950	10,306
SCA Coordination Center NV 4.50% 2015[3]	6,750	6,195
		94,767

CONSUMER STAPLES — 0.07%
Tyson Foods, Inc. 6.85% 2016[2]	24,000	24,764
CVS Corp. 6.036% 2028[3,4]	10,000	9,989
Costco Wholesale Corp. 5.50% 2007	4,750	4,748
		39,501

NON-U.S. GOVERNMENT BONDS & NOTES — 0.01%
State of Qatar 9.75% 2030	5,000	7,475

Total bonds & notes (cost: $16,034,831,000)		16,059,556

	Principal amount	Market value
Short-term securities — 5.57%	(000)	(000)

Federal Home Loan Bank 5.10%-5.17% due 1/3-3/28/2007	$583,501	$580,166
Bank of America Corp. 5.235%-5.25% due 1/11-3/22/2007	225,000	223,556
Ranger Funding Co. LLC 5.26%-5.30% due 1/31-3/2/2007[3]	139,500	138,469
Variable Funding Capital Corp. 5.23%-5.25% due 1/5-2/2/2007[3]	314,300	313,441
Jupiter Securitization Co., LLC 5.21%-5.26% due 1/18-3/1/2007[3]	243,788	242,705
Park Avenue Receivables Co., LLC 5.25%-5.26% due 1/8-1/10/2007[3]	52,851	52,781
Citigroup Funding Inc. 5.26% due 2/15/2007	75,000	74,496
CAFCO, LLC 5.23%-5.28% due 2/12-2/26/2007[3]	179,800	178,611
Procter & Gamble Co. 5.22%-5.23% due 1/2-1/10/2007[3]	165,600	165,424
Clipper Receivables Co., LLC 5.25%-5.265% due 1/25-2/15/2007[3]	135,900	135,178
Hewlett-Packard Co. 5.23%-5.31% due 1/19-2/1/2007[3]	120,800	120,335
CIT Group, Inc. 5.23%-5.26% due 1/16-4/11/2007[3]	110,000	109,068
Freddie Mac 5.10%-5.144% due 1/16-1/23/2007	99,170	98,883
Abbott Laboratories 5.20%-5.22% due 1/16-3/6/2007[3]	94,600	94,072
Pfizer Investment Capital PLC 5.20% due 2/9/2007[3]	75,000	74,566
NetJets Inc. 5.18%-5.20% due 1/22-2/8/2007[3]	66,500	66,178
Tennessee Valley Authority 5.11% due 1/11/2007	51,600	51,519
Union Bank of California, N.A. 5.28% due 1/25/2007	50,000	49,999
3M Co. 5.19% due 1/30/2007	46,994	46,791
IBM Corp. 5.23% due 2/7/2007[3]	45,000	44,751
Caterpillar Financial Services Corp. 5.19% due 1/8/2007	41,000	40,953
Concentrate Manufacturing Co. of Ireland 5.23% due 1/19/2007[3]	40,400	40,288
Three Pillars Funding, LLC 5.29% due 1/18/2007[3]	35,500	35,406
Federal Farm Credit Banks 5.13% due 1/12/2007	32,000	31,945
Triple-A One Funding Corp. 5.25% due 1/29/2007[3]	27,822	27,705
Scripps (E.W.) Co. 5.22% due 1/4/2007[3]	25,000	24,985
Private Export Funding Corp. 5.23% due 2/13/2007[3]	25,000	24,841
Harley-Davidson Funding Corp. 5.20% due 1/29/2007[3]	15,000	14,937
Johnson & Johnson 5.20% due 1/16/2007[3]	11,500	11,473
Bank of New York Co., Inc. 5.20% due 1/2/2007	10,000	9,997
HSBC Finance Corp. 5.23% due 1/9/2007	4,500	4,494

Total short-term securities (cost: $3,127,980,000)		3,128,013

Total investment securities (cost: $48,521,336,000)		56,107,986
Other assets less liabilities		91,550

Net assets		$56,199,536

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Coupon rate may change periodically.
3 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $3,993,937,000, which represented 7.11% of the net assets of the fund.
4 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5 Index-linked bond whose principal amount moves with a government retail price index.

The industry classifications shown in the investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-911-0207-S6864

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
American Balanced Fund, Inc

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Balanced Fund, Inc. (the “Fund”) as of December 31, 2006, and for the year then ended and have issued our report thereon dated February 12, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2006, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 12, 2007

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND, INC.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: March 9, 2007

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: March 9, 2007